UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FS INVESTMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FS Investment Corporation

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

January 18, 2018

Dear Fellow Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of FS Investment Corporation (the “Company”) to be held on March 26, 2018 at 2:30 p.m., Eastern Time, at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (the “Special Meeting”).

Your vote is very important! Your immediate response will help avoid potential delays.

The Notice of Special Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting, you will be asked to:

(i) approve a new investment advisory agreement, by and between the Company and FB Income Advisor, LLC (“FB Income Advisor”) (the “FB Income Advisor Investment Co-Advisory Agreement”), and a new investment advisory agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”) (the “KKR Investment Co-Advisory Agreement” and, together with the FB Income Advisor Investment Co-Advisory Agreement, the “Investment Co-Advisory Agreements”), pursuant to which FB Income Advisor and KKR Credit will act as investment co-advisers to the Company; and

(ii) approve a new investment advisory agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. (“FS Investments”) and KKR Credit (the “Joint Advisor”) (the “Joint Advisor Investment Advisory Agreement”), pursuant to which the Joint Advisor will act as investment adviser to the Company.

You are being asked to approve both the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement because there are different conditions that must be satisfied before either the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement can go into effect. The Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would not be in effect simultaneously, and the Company ultimately intends to receive investment advisory services from the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement. If approved by the Company’s stockholders and the other conditions described in the enclosed proxy statement are satisfied or (to the extent permitted) waived, the Company plans to enter into the Investment Co-Advisory Agreements, and the Company will receive investment advisory services in accordance with the terms of such agreements pending receipt of exemptive relief from the U.S. Securities and Exchange Commission to permit the Company, following the effectiveness of the Joint Advisor Investment Advisory Agreement, to co-invest in privately negotiated investment transactions with certain accounts managed by KKR Credit (“Exemptive Relief”) and satisfaction of the other conditions to the effectiveness of the Joint Advisor Investment Advisory Agreement. If Exemptive Relief is obtained and the other conditions to effectiveness of the Joint Advisor Investment Advisory Agreement are satisfied or (to the extent permitted) waived, the Investment Co-Advisory Agreements will terminate and the Company will receive investment advisory services in accordance with the terms of the Joint Advisor Investment Advisory Agreement. The Company’s stockholders are not being asked to vote on Exemptive Relief or the Company’s decision to seek Exemptive Relief. Exemptive Relief is related to the Joint Advisor Investment Advisory Agreement and is an integral part of the effectiveness of the Joint Advisor Investment Advisory Agreement.

The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Special Meeting. No other business will be presented at the Special Meeting.

It is important that your shares be represented at the Special Meeting. If you are unable to attend the Special Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card.

Your vote and participation in the governance of the Company is very important.

Sincerely yours,

Michael C. Forman

Chairman and Chief Executive Officer

FS INVESTMENT CORPORATION

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On March 26, 2018

To the Stockholders of FS Investment Corporation:

NOTICE IS HEREBY GIVEN THAT the Special Meeting of Stockholders of FS Investment Corporation, a Maryland corporation (the “Company”), will be held at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on March 26, 2018 at 2:30 p.m., Eastern Time (the “Special Meeting”), for the following purpose:

1.	to approve a new investment advisory agreement, by and between the Company and FB Income Advisor, LLC (“FB Income Advisor”) (the “FB Income Advisor Investment Co-Advisory Agreement”), and a new investment advisory agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”) (the “KKR Investment Co-Advisory Agreement” and, together with the FB Income Advisor Investment Co-Advisory Agreement, the “Investment Co-Advisory Agreements”), pursuant to which FB Income Advisor and KKR Credit will act as investment co-advisers to the Company; and

2.	to approve a new investment advisory agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. (“FS Investments”) and KKR Credit (the “Joint Advisor”) (the “Joint Advisor Investment Advisory Agreement”), pursuant to which the Joint Advisor will act as investment adviser to the Company.

You are being asked to approve both the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement because there are different conditions that must be satisfied before either the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement can go into effect. The Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would not be in effect simultaneously, and the Company ultimately intends to receive investment advisory services from the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement. If approved by the Company’s stockholders and the other conditions described in the enclosed proxy statement are satisfied or (to the extent permitted) waived, the Company plans to enter into the Investment Co-Advisory Agreements, and the Company will receive investment advisory services in accordance with the terms of such agreements pending receipt of exemptive relief from the U.S. Securities and Exchange Commission to permit the Company, following the effectiveness of the Joint Advisor Investment Advisory Agreement, to co-invest in privately negotiated investment transactions with certain accounts managed by KKR Credit (“Exemptive Relief”) and satisfaction of the other conditions to the effectiveness of the Joint Advisor Investment Advisory Agreement. If Exemptive Relief is obtained and the other conditions to effectiveness of the Joint Advisor Investment Advisory Agreement are satisfied or (to the extent permitted) waived, the Investment Co-Advisory Agreements will terminate and the Company will receive investment advisory services in accordance with the terms of the Joint Advisor Investment Advisory Agreement. The Company’s stockholders are not being asked to vote on Exemptive Relief or the Company’s decision to seek Exemptive Relief. Exemptive Relief is related to the Joint Advisor Investment Advisory Agreement and is an integral part of the effectiveness of the Joint Advisor Investment Advisory Agreement.

The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Special Meeting. No other business will be presented at the Special Meeting.

The Company’s board of directors has fixed the close of business on January 18, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Special Meeting. The Company’s proxy statement, the Notice of Special Meeting of Stockholders and the proxy card are available at www.proxyvote.com.

If you plan on attending the Special Meeting and voting your shares of common stock in person, you will need to bring photo identification in order to be admitted to the Special Meeting. To obtain directions to the Special Meeting, please call the Company at (844) 358-7276 and select Option 1.

By Order of the Board of Directors,

Stephen S. Sypherd

Vice President, Treasurer and Secretary

January 18, 2018

Stockholders are requested to promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the board of directors of the Company. You may authorize a proxy over the Internet or by telephone by following the instructions in the proxy card. You may execute the proxy card using the methods described in the proxy card. Authorizing a proxy is important to ensure a quorum at the Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Special Meeting and voting in person.

FS INVESTMENT CORPORATION

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On March 26, 2018

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND THE VOTE

The questions and answers below highlight only selected information from this document. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the proposals and the voting procedures for the Special Meeting.

Why am I receiving these materials?

FS Investment Corporation (the “Company”) is furnishing these materials in connection with the solicitation of proxies by the Company’s board of directors (the “Board”), for use at the Special Meeting of Stockholders of the Company to be held at 2:30 p.m., Eastern Time, on March 26, 2018, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Special Meeting”). This proxy statement and the accompanying materials are being mailed on or about January 25, 2018 to stockholders of record described below and are available at www.proxyvote.com. In addition, the Company filed with the U.S. Securities and Exchange Commission (“SEC”) on December 11 and 12, 2017, and January 10, 2018, Definitive Additional Materials on Schedule 14A (the “Definitive Additional Materials”) relating to the proposals to be considered and voted on at the Special Meeting. Accordingly, stockholders are encouraged to read this proxy statement and the accompanying materials in conjunction with such Definitive Additional Materials carefully and in their entirety.

What items will be considered and voted on at the Special Meeting?

At the Special Meeting, you will be asked to:

(i)	approve a new investment advisory agreement, by and between the Company and FB Income Advisor, LLC (“FB Income Advisor”) (the “FB Income Advisor Investment Co-Advisory Agreement”), and a new investment advisory agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”) (the “KKR Investment Co-Advisory Agreement” and, together with the FB Income Advisor Investment Co-Advisory Agreement, the “Investment Co-Advisory Agreements”), pursuant to which FB Income Advisor and KKR Credit will act as investment co-advisers to the Company (such proposal, the “Investment Co-Advisory Agreements Proposal”); and

(ii)	approve a new investment advisory agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. (“FS Investments”) and KKR Credit (the “Joint Advisor”) (the “Joint Advisor Investment Advisory Agreement”), pursuant to which the Joint Advisor will act as investment adviser to the Company (such proposal, the “Joint Advisor Investment Advisory Agreement Proposal”).

You are being asked to approve both the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement because there are different conditions that must be satisfied before either the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement can go into effect. The Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would not be in effect simultaneously, and the Company ultimately intends to receive investment advisory services from the Joint

Advisor pursuant to the Joint Advisor Investment Advisory Agreement. If approved by the Company’s stockholders and the other conditions described herein are satisfied or (to the extent permitted) waived, the Company plans to enter into the Investment Co-Advisory Agreements, and the Company will receive investment advisory services in accordance with the terms of such agreements pending receipt of Exemptive Relief (as defined herein) from the SEC to permit the Company, following the effectiveness of the Joint Advisor Investment Advisory Agreement, to co-invest in privately negotiated investment transactions with certain accounts managed by KKR Credit and satisfaction of the other conditions to the effectiveness of the Joint Advisor Investment Advisory Agreement. If Exemptive Relief is obtained and the other conditions to effectiveness of the Joint Advisor Investment Advisory Agreement are satisfied or (to the extent permitted) waived, the Investment Co-Advisory Agreements will terminate and the Company will receive investment advisory services in accordance with the terms of the Joint Advisor Investment Advisory Agreement. The Company’s stockholders are not being asked to vote on Exemptive Relief or the Company’s decision to seek Exemptive Relief. Exemptive Relief is related to the Joint Advisor Investment Advisory Agreement and is an integral part of the effectiveness of the Joint Advisor Investment Advisory Agreement.

Why am I being asked to approve the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal?

The Company currently receives investment advisory and administrative services from FB Income Advisor pursuant to the (i) Amended and Restated Investment Advisory Agreement, dated July 17, 2014, by and between the Company and FB Income Advisor (the “Current Investment Advisory Agreement”) and (ii) Administration Agreement, dated April 16, 2014, by and between the Company and FB Income Advisor (the “Administration Agreement”). GSO / Blackstone Debt Funds Management LLC (“GDFM”) acts as the Company’s investment sub-adviser pursuant to the Investment Sub-Advisory Agreement, dated April 3, 2008, by and between GDFM and FB Income Advisor (the “Current Investment Sub-Advisory Agreement”).

As the Company announced on December 11, 2017, GDFM intends to resign as the investment sub-adviser to the Company and terminate the Current Investment Sub-Advisory Agreement effective April 9, 2018 (the date of such termination, the “GDFM End Date”). In connection with GDFM’s resignation as the investment sub-adviser to the Company, FS Investments and KKR Credit desire to enter into a relationship whereby FS Investments and KKR Credit will create a premier alternative lending platform for certain business development companies (“BDCs”) sponsored, advised and/or sub-advised by them. Accordingly, the FS Advisor Entities (as defined herein) and KKR Credit and certain other parties have entered into a master transaction agreement (the “Master Transaction Agreement”) setting out the terms of the relationship between FB Income Advisor and KKR Credit. In furtherance thereof, the Company desires to enter into a new investment advisory relationship with KKR Credit pursuant to the Investment Co-Advisory Agreements or with the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement. In addition, other BDCs that FS Investments sponsors, FS Investment Corporation II (“FSIC II”), FS Investment Corporation III (“FSIC III”) and FS Investment Corporation IV (“FSIC IV”), and other BDCs that KKR Credit advises or sub-advises, Corporate Capital Trust, Inc. (“CCT”) and Corporate Capital Trust II (“CCT II”), are each seeking stockholder approval to enter into a new investment advisory relationship with affiliates of FS Investments, KKR Credit and the Joint Advisor, as applicable. The Board, including a majority of the members of the Board who are not parties to the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement, or “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party, has approved the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, and has deemed entry into such agreements to be in the best interests of the Company and its stockholders. The Board is seeking, as required by the 1940 Act, the approval by the stockholders of the Company of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal.

In order to transition the Company’s advisory services, FB Income Advisor, GDFM and certain of their affiliates have entered into a Transition Agreement, dated December 10, 2017 (the “Transition Agreement”), which provides that GDFM will continue to act as the investment sub-adviser to the Company through the

GDFM End Date and will cooperate with FB Income Advisor in implementing the transition of investment advisory services from GDFM for the Company and several other BDCs. GDFM has also agreed to restrictions on its ability to acquire the Company’s Shares (as defined herein) and take certain other actions in respect of the Company. In addition, GDFM has agreed (i) to vote the Shares of the Company beneficially owned by GDFM, or over which GDFM has voting control, in favor of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal and (ii) not to transfer the Shares of the Company beneficially owned by GDFM until after the approval of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal. GDFM will continue to receive fees under the Current Investment Sub-Advisory Agreement through the GDFM End Date. GDFM will also receive an additional $582.5 million from FS Investments or one of its affiliates (but not, for the avoidance of doubt, the Company, FSIC II, FSIC III or FSIC IV) as consideration for entering into the Transition Agreement and agreeing to certain obligations thereunder.

FS Investments and its affiliates (including FB Income Advisor) and KKR Credit are committed to seamlessly transitioning the Company’s advisory services as described above. To help the FS Investments and FB Income Advisor teams during the transition, KKR Credit will provide certain administrative services to the FS Advisor Entities and KKR Credit’s broker-dealer affiliate will provide certain sourcing and other services to the FS Advisor Entities, in each case, pursuant to a Sourcing and Administrative Services Agreement (the “Sourcing Agreement”). The Sourcing Agreement will terminate with respect to FB Income Advisor on the earlier of the effective date of the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement.

What will happen if the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are each approved?

If the stockholders of the Company approve the Investment Co-Advisory Agreements Proposal, FB Income Advisor and KKR Credit would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements effective as of the later of the date of such approval and the Closing Date (as defined in the next sentence). The “Closing Date” means the first day of the month following the occurrence of the last of the following:

•	(i) the stockholders of FSIC II approve: (A) an investment advisory and administrative services agreement with the Joint Advisor (the “FSIC II Joint Advisor Investment Advisory Agreement”); and (B) investment advisory and administrative services agreements with each of FSIC II Advisor, LLC, the current investment adviser to FSIC II (“FSIC II Advisor”), and KKR Credit (collectively, the “FSIC II Investment Co-Advisory Agreements”); and

•	(ii) either: (X) the stockholders of FSIC III approve (1) an investment advisory and administrative services agreement with the Joint Advisor (the “FSIC III Joint Advisor Investment Advisory Agreement”) and (2) investment advisory and administrative services agreements with each of FSIC III Advisor, LLC, the current investment adviser to FSIC III (“FSIC III Advisor”), and KKR Credit (collectively, the “FSIC III Investment Co-Advisory Agreements”); or (Y) the stockholders of the Company approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal.

Under no scenario can the Closing Date occur without the approval by the stockholders of FSIC II of both the FSIC II Joint Advisor Investment Advisory Agreement and the FSIC II Investment Co-Advisory Agreements unless such condition is (to the extent permitted) waived.

If the stockholders of the Company approve the Joint Advisor Investment Advisory Agreement Proposal, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement from and after the Joint Advisor Effective Date (as defined in the next sentence). The “Joint Advisor Effective Date” means such date that (i) the stockholders of the Company, FSIC II,

FSIC III, FSIC IV, CCT, and CCT II each approve their respective investment advisory agreements with the Joint Advisor, and (ii) Exemptive Relief has been obtained. Furthermore, if the Investment Co-Advisory Agreements are in effect and the Joint Advisor Effective Date does not occur, either because Exemptive Relief has not been obtained or because any other condition to the Joint Advisor Effective Date is not satisfied or (to the extent permitted) waived, the Investment Co-Advisory Agreements will remain in full force and effect in accordance with their terms.

The Company ultimately intends to receive investment advisory services from the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement. However, due to the various conditions required for the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement to each become effective, the Company is seeking, as required by the 1940 Act, stockholder approval of each of the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement in order to ensure the continuous provision of investment advisory services to the Company by FB Income Advisor, KKR Credit and/or the Joint Advisor, as applicable. If the Joint Advisor Effective Date occurs on the same day as or prior to the Closing Date, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement and the Investment Co-Advisory Agreements would not become effective. If the Joint Advisor Effective Date occurs after the Closing Date, then FB Income Advisor and KKR Credit would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the later of the date approval of such agreements is obtained and the Closing Date until the Joint Advisor Effective Date, and the Investment Co-Advisory Agreements would automatically terminate upon the effectiveness of the Joint Advisor Investment Advisory Agreement. Accordingly, the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would not be simultaneously effective at any time.

In order for FB Income Advisor and KKR Credit to serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements, the stockholders of the Company must approve the Investment Co-Advisory Agreements Proposal and the other conditions to the Closing Date, including approval by the stockholders of FSIC II of the FSIC II Investment Co-Advisory Agreements and the FSIC II Joint Advisor Investment Advisory Agreement, must be satisfied or (to the extent permitted) waived prior to the Joint Advisor Effective Date. In order for the Joint Advisor to serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement, the stockholders of the Company must approve the Joint Advisor Investment Advisory Agreement Proposal and the other conditions to the Joint Advisor Effective Date, including approval by the stockholders of FSIC II, FSIC III, FSIC IV, CCT and CCT II of their respective investment advisory agreements with the Joint Advisor, must be satisfied or (to the extent permitted) waived. As such, even if the Company’s stockholders approve the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, such agreements will not go into effect unless the stockholders of certain other BDCs sponsored, advised and/or sub-advised by FS Investments and KKR Credit also approve their respective investment advisory agreements with affiliates of FS Investments, KKR Credit and/or the Joint Advisor, as applicable.

FB Income Advisor, together with FSIC II Advisor, FSIC III Advisor and FSIC IV Advisor, LLC, the investment adviser to FSIC IV (collectively, the “FS Advisor Entities”), and KKR Credit have agreed to coordinate their activities during the period in which the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by the FS Advisor Entities, KKR Credit and the Joint Advisor, and efficiency in the provision of the required services to the Company thereunder. In addition, the FS Advisor Entities and KKR Credit anticipate that in the event the Closing Date occurs prior to the approval of the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, then the Company may enter into an interim investment advisory agreement pursuant to Rule 15a-4 of the 1940 Act with KKR Credit (an “Interim Investment Advisory Agreement”).

Because the Company ultimately intends to receive advisory services from the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement and considering the length of time that it may take for such agreement to become effective, the Company expects that the approval by its stockholders of the Investment Co-Advisory Agreements Proposal and/or the Joint Advisor Investment Advisory Agreement Proposal will remain valid indefinitely. However, even if the Company’s stockholders have approved the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, FS Investments, together with the FS Advisor Entities, and KKR Credit will each have the right to terminate the Master Transaction Agreement and the proposed relationship described herein if the Closing Date does not occur by January 10, 2019.

What will happen if the Investment Co-Advisory Agreements Proposal and/or the Joint Advisor Investment Advisory Agreement Proposal are not approved?

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the stockholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s stockholders, such as resubmitting the Investment Co-Advisory Agreements Proposal and/or the Joint Advisor Investment Advisory Agreement Proposal for approval by the Company’s stockholders or entering into an Interim Investment Advisory Agreement. GDFM intends to resign as the Company’s investment sub-adviser effective as of the GDFM End Date regardless of whether the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal is approved, and the Company would continue to receive its investment advisory services from FB Income Advisor pursuant to the Current Investment Advisory Agreement and/or from KKR Credit pursuant to an Interim Investment Advisory Agreement. FB Income Advisor intends to obtain services from KKR Credit’s broker-dealer affiliate pursuant to the Sourcing Agreement, such as identifying new investment opportunities for FB Income Advisor, prior to the Company’s entry into any advisory agreement with KKR Credit or one of its affiliates, including the Joint Advisor.

How does the Board recommend voting on the proposals at the Special Meeting?

The Board unanimously recommends that you vote “FOR” the Investment Co-Advisory Agreements Proposal and “FOR” the Joint Advisor Investment Advisory Agreement Proposal.

Will the base management fee and the incentive fee that the Company pays under the Current Investment Advisory Agreement change under the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement?

The base management fee will be reduced from 1.75% under the Current Investment Advisory Agreement to 1.50% under the Investment Co-Advisory Agreements (in the aggregate) and the Joint Advisor Investment Advisory Agreement. While the Current Investment Advisory Agreement provides that the base management fee is 2.0%, effective October 1, 2017 and through September 30, 2018, FB Income Advisor contractually agreed to permanently waive 0.25% of the base management fee so that the fee received equals 1.75% of the average value of the Company’s gross assets.

Under the Current Investment Advisory Agreement, (i) the hurdle rate is 1.875% per quarter and (ii) the “catch-up” feature begins at 2.34375%. Under the Investment Co-Advisory Agreements (in the aggregate) and the Joint Advisor Investment Advisory Agreement, (i) the hurdle rate will be reduced to 1.75% per quarter and (ii) the “catch-up” feature will be reduced to begin at 2.1875%. See “Proposal 1—Terms of the FB Income Advisor Investment Co-Advisory Agreement—Fees and Expenses,” “Proposal 1—Terms of the KKR Investment Co-Advisory Agreement—Fees and Expenses”, “Proposal 2—Terms of the Joint Advisor Investment Advisory Agreement—Fees and Expenses” and the corresponding Exhibits A, B and C hereto, respectively. As a result of the reduction to the hurdle rate, the payment by the Company of the subordinated incentive fee on income will be triggered at a lower threshold (i.e., upon the Company earning a lower amount of “pre-incentive fee net investment income”) than under the Current Investment Advisory Agreement.

Will the composition of the Board change following entry into the Investment Co-Advisory Agreements and/or the Joint Advisor Investment Advisory Agreement?

On the date that is the later of the Closing Date and the date on which the stockholders of the Company approve either or both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal (such applicable date, the “Board Appointment Date”), then, subject to nomination by and approval of the Board, FB Income Advisor (acting collectively with the other FS Advisor Entities) and KKR Credit have agreed that they will each be entitled to recommend the appointment of one “interested” director to the Board, to the extent that the applicable party does not have an appointee on the Board at such time. In the event that either FB Income Advisor (acting collectively with the other FS Advisor Entities) or KKR Credit has more than one appointee serving as an “interested” director to the Board, such party will use its reasonable best efforts to cause the resignation of such excess number of its appointed “interested” directors as promptly as practicable, but no later than twelve months following the Board Appointment Date. In addition, FB Income Advisor has agreed that KKR Credit will be entitled to recommend, subject to approval by the Board, the appointment of one “independent” director to the Board on the Board Appointment Date. If such appointments are approved by the Board and such resignations become effective, then the composition of the Board will change, which the Company expects will result in approximately 22% of the directors serving on the Board being “interested” as compared to approximately 36% of the directors serving on the Board being “interested” as of the date of this proxy statement.

Will the officers change on the GDFM End Date or following entry into the Investment Co-Advisory Agreements and/or the Joint Advisor Investment Advisory Agreement?

Brad Marshall, the Company’s senior portfolio manager, intends to resign from his position on the GDFM End Date. The officers of the Company are not expected to change following entry into the Investment Co-Advisory Agreements and/or the Joint Advisor Investment Advisory Agreement.

What is the “Record Date” and what does it mean?

The record date for the Special Meeting is the close of business on January 18, 2018 (the “Record Date”). The Record Date is established by the Board, and only holders of record of the Company’s shares of common stock, par value $0.001 per share (the “Shares”), at the close of business on the Record Date are entitled to receive notice of the Special Meeting and vote at the Special Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 245,725,416 Shares outstanding.

How many votes do I have?

Each Share held by a holder of record as of the Record Date has one vote on each matter considered at the Special Meeting or any postponement or adjournment thereof.

How do I vote?

You may vote in person at the Special Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•	By telephone: (800) 690-6903

•

By mail: You may vote by proxy by indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 2:30 p.m., Eastern Time, on March 26, 2018.

•	In person: You may vote in person at the Special Meeting by a requesting a ballot when you arrive. You will need to bring photo identification in order to be admitted to the Special Meeting. To obtain directions to the Special Meeting, please call the Company at (844) 358-7276 and select Option 1.

What if a stockholder does not specify a choice for a matter when authorizing a proxy?

All properly executed proxies representing Shares received prior to the Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the Shares will be voted “FOR” the Investment Co-Advisory Agreements Proposal and “FOR” the Joint Advisor Investment Advisory Agreement Proposal.

How can I change my vote or revoke a proxy?

You may revoke your proxy and change your vote before the proxies are voted at the Special Meeting. If you have executed a proxy, you may revoke it with respect to any proposal by attending the Special Meeting and voting your Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the following address prior to the date of the Special Meeting: FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Stephen S. Sypherd, Secretary.

If my Shares are held in a broker-controlled account by my broker, will my broker vote my Shares for me?

No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your Shares only if you provide instructions on how you would like your Shares to be voted at the Special Meeting.

What constitutes a “quorum”?

Under the Company’s Second Articles of Amendment and Restatement and Second Amended and Restated Bylaws, one-third of the number of Shares entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business.

Abstentions will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Special Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner and present (in person or by proxy) at a meeting for purposes of voting on a routine proposal (or a non-routine proposal for which it has received instructions from the beneficial owner) has not received voting instructions from the beneficial owner of the shares on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposal. If a beneficial owner does not instruct its broker, bank or other institution or nominee holding its Shares on its behalf with respect to either the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, the Shares will not be treated as present for purposes of determining the presence of a quorum for transacting business at the Special Meeting. If a beneficial owner instructs its broker, bank or other institution or nominee holding its Shares on its behalf with respect to one or both of the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, the Shares will be treated as present for purposes of determining the presence of a quorum for transacting business at the Special Meeting.

In the event that a quorum is not present at the Special Meeting, the chairman of the Special Meeting shall have the power to adjourn the Special Meeting from time to time to a date not more than 120 days after the

Record Date originally fixed for the Special Meeting without notice, other than the announcement at the Special Meeting, to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Special Meeting, the chairman of the Special Meeting may adjourn the Special Meeting from time to time to a date not more than 120 days after the Record Date originally fixed for the Special Meeting without notice, other than announcement at the Special Meeting, to permit further solicitation of proxies.

If sufficient votes in favor of one proposal have been received by the time of the Special Meeting, such proposal will be acted upon and such actions will be final, regardless of any subsequent adjournments to consider the other proposal.

What vote is required to approve the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement?

The affirmative vote by the stockholders of the Company holding a majority of the outstanding voting securities is necessary for approval of each Investment Co-Advisory Agreement and the Joint Advisor Investment Advisory Agreement. The 1940 Act, defines “a majority of outstanding voting securities” of the Company as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. Abstentions and broker non-votes (with respect to any proposal for which a beneficial owner does not instruct its broker, bank or other institution or nominee holding its Shares on its behalf) will not count as affirmative votes cast and will therefore have the same effect as votes against each of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal.

How will the final voting results be announced?

Preliminary voting results regarding the Company and, to the extent available, FSIC II, FSIC III, FSIC IV, CCT and CCT II, will be announced at the Special Meeting. Final voting results regarding the Company will be published in a current report on Form 8-K within four business days after the date of the Special Meeting. Final voting results for FSIC II, FSIC III, FSIC IV, CCT and CCT II will be published when available after the date of the special meeting of the stockholders of each of FSIC II, FSIC III, FSIC IV, CCT and CCT II.

Will you incur expenses in soliciting proxies?

FB Income Advisor and KKR Credit, as participants in the solicitation of the approvals sought pursuant to this proxy statement, will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Special Meeting of Stockholders and the proxy card. FB Income Advisor has retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $300,000, plus out-of-pocket expenses.

The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. FB Income Advisor and KKR Credit will reimburse such persons for their reasonable expenses in so doing. In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor), as applicable.

What does it mean if I receive more than one proxy card?

Some of your Shares may be registered differently or held in a different account. You should authorize a proxy to vote the Shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your Shares are voted. If you hold your Shares in registered form and wish to combine your stockholder accounts in the future, you should call the Company at (877) 628-8575. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Are the proxy materials available electronically?

In accordance with regulations promulgated by the SEC, the Company has made this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card available to stockholders on the Internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “How do I Vote,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

This proxy statement, the Notice of Special Meeting of Stockholders and the proxy card are available at www.proxyvote.com.

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of special meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials.

Will my vote make a difference?

Yes. Your vote is needed to ensure the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting stockholder votes.

FORWARD-LOOKING STATEMENTS

This proxy statement may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements with regard to future events or the future performance or financial condition of the Company. The forward-looking statements contained in this proxy statement may include statements as to:

•	the Company’s future operating results;

•	the Company’s business prospects and the prospects of the companies in which the Company may invest;

•	the impact of the investments that the Company expects to make;

•	the ability of the Company’s portfolio companies to achieve their objectives;

•	the Company’s current and expected financing arrangements and investments;

•	changes in the general interest rate environment;

•	the adequacy of the Company’s cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from the Company’s portfolio companies;

•	the Company’s contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with the FS Advisor Entities, KKR Credit, the Joint Advisor, FS Investment Advisor, LLC, FS Global Advisor, LLC, FS Energy Advisor, LLC, FS Fund Advisor, LLC, FS Credit Income Advisor, LLC, FSIC II, FSIC III, FSIC IV, FS Energy and Power Fund, FS Global Credit Opportunities Fund, GDFM, FS Energy Total Return Fund, FS Credit Income Fund, FS Series Trust or any of their respective affiliates;

•	the dependence of the Company’s future success on the general economy and its effect on the industries in which the Company may invest;

•	the Company’s use of financial leverage;

•	the Company’s ability to maintain its qualification as a regulated investment company and as a BDC;

•	the impact on the Company’s business of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the rules and regulations issued thereunder;

•	the ability of FB Income Advisor, KKR Credit and the Joint Advisor to locate suitable investments for the Company and to monitor and administer the Company’s investments;

•	the ability of FB Income Advisor, KKR Credit and the Joint Advisor to attract and retain highly talented professionals;

•	the effect of changes to tax legislation and the Company’s tax position; and

•	the tax status of the enterprises in which the Company may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this proxy statement involve risks and uncertainties. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism or natural disasters;

•	future changes in laws or regulations and conditions in the Company’s operating areas;

•	failure to obtain requisite shareholder approval for the proposals set forth in this proxy statement; and

•	failure to consummate the transactions contemplated by the Master Transaction Agreement.

The Company has based the forward-looking statements included in this proxy statement on information available to the Company as of the date of this proxy statement. Except as required by the federal securities laws, the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. Shareholders are advised to consult any additional disclosures that the Company may make directly to shareholders or through reports that the Company may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

PROPOSAL 1: APPROVAL OF INVESTMENT CO-ADVISORY AGREEMENTS PROPOSAL

Background

The Company currently receives investment advisory and administrative services from FB Income Advisor pursuant to the Current Investment Advisory Agreement and the Administration Agreement. GDFM acts as the Company’s investment sub-adviser pursuant to the Current Investment Sub-Advisory Agreement. As the Company announced on December 11, 2017, GDFM intends to resign as the investment sub-adviser to the Company and terminate the Current Investment Sub-Advisory Agreement on the GDFM End Date. In connection with GDFM’s resignation as the investment sub-adviser to the Company, FS Investments and KKR Credit desire to enter into a relationship whereby FS Investments and KKR Credit will create a premier alternative lending platform for certain BDCs sponsored, advised and/or sub-advised by them. Accordingly, the FS Advisor Entities and KKR Credit and certain other parties have entered into the Master Transaction Agreement setting out the terms of the relationship between FB Income Advisor and KKR Credit whereby FB Income Advisor, KKR Credit and/or the Joint Advisor (as applicable) would provide certain advisory services to the Company pursuant to the Investment Co-Advisory Agreements and/or the Joint Advisor Investment Advisory Agreement. In addition, the FS Advisor Entities and KKR Credit agreed to form the Joint Advisor for the purpose of advising the Company pursuant to the Joint Advisor Investment Advisory Agreement.

To effectuate the proposed investment advisory relationships with KKR Credit, the Company is seeking, as required by the 1940 Act, stockholder approval to enter into the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, each of which would replace the Current Investment Advisory Agreement and the Current Investment Sub-Advisory Agreement as described herein. In addition, other BDCs that FS Investments sponsors, including FSIC II, FSIC III and FSIC IV, and other BDCs that KKR Credit advises or sub-advises, including CCT and CCT II, are each seeking stockholder approval to enter into a new investment advisory relationship with affiliates of FS Investments, KKR Credit and the Joint Advisor, as applicable.

The Board, including a majority of the members of the Board who are not parties to the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement, or “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of any such party (the “Independent Directors”), unanimously approved each of the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, and has deemed entry into such agreements to be in the best interests of the Company and its stockholders, as described in the sections entitled “Board Consideration” and “Factors Considered by the Board” in this Proposal 1 and “Proposal 2: Approval of Joint Advisor Investment Advisory Agreement Proposal.”

Concurrently with seeking stockholder approval of the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, KKR Credit is seeking exemptive relief in the form of either interpretive guidance from the SEC confirming that KKR Credit’s current co-investment relief order will extend to the Company or a new co-investment exemptive relief order issued by the SEC to KKR Credit that will cover the Company (“Exemptive Relief”), in each case that would permit the Company, following the effectiveness of the Joint Advisor Investment Advisory Agreement, to co-invest in privately negotiated investment transactions with certain accounts managed by KKR Credit. There can be no assurance of the timing of the approval of the application or whether the requested Exemptive Relief will be granted. As described herein, receipt of Exemptive Relief is one of the conditions to the effectiveness of the Joint Advisor Investment Advisory Agreement. The Company’s stockholders are not being asked to vote on Exemptive Relief or the Company’s decision to seek the Exemptive Relief. Exemptive Relief is related to the Joint Advisor Investment Advisory Agreement and is an integral part of the effectiveness of the Joint Advisor Investment Advisory Agreement.

If the stockholders of the Company approve the Investment Co-Advisory Agreements Proposal, FB Income Advisor and KKR Credit would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the later of the date of such approval and the Closing Date until the Joint Advisor Effective Date. Under no scenario can the Closing Date occur without the approval by the stockholders of FSIC

II of both the FSIC II Joint Advisor Investment Advisory Agreement and the FSIC II Investment Co-Advisory Agreements unless such condition is (to the extent permitted) waived.

If the stockholders of the Company approve the Joint Advisor Investment Advisory Agreement Proposal, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement from and after the Joint Advisor Effective Date. Furthermore, if the Investment Co-Advisory Agreements are in effect and the Joint Advisor Effective Date does not occur, either because Exemptive Relief has not been obtained or because any other condition to the Joint Advisor Effective Date is not satisfied or (to the extent permitted) waived, the Investment Co-Advisory Agreements will remain in full force and effect in accordance with their terms.

The Company ultimately intends to receive investment advisory services from the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement. However, due to the various conditions required for the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement to each become effective, the Company is seeking, as required by the 1940 Act, stockholder approval of each of the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement in order to ensure the continuous provision of investment advisory services to the Company by FB Income Advisor, KKR Credit and/or the Joint Advisor, as applicable. If the Joint Advisor Effective Date occurs on the same day as or prior to the Closing Date, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement and the Investment Co-Advisory Agreements would not become effective. If the Joint Advisor Effective Date occurs after the Closing Date, then FB Income Advisor and KKR Credit would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the later of the date approval of such agreements is obtained and the Closing Date until the Joint Advisor Effective Date, and the Investment Co-Advisory Agreements would automatically terminate upon the effectiveness of the Joint Advisor Investment Advisory Agreement. Accordingly, the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would not be simultaneously effective at any time.

In order for FB Income Advisor and KKR Credit to serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements, the stockholders of the Company must approve the Investment Co-Advisory Agreements Proposal and the other conditions to the Closing Date, including approval by the stockholders of FSIC II of the FSIC II Investment Co-Advisory Agreements and the FSIC II Joint Advisor Investment Advisory Agreement, must be satisfied or (to the extent permitted) waived prior to the Joint Advisor Effective Date. In order for the Joint Advisor to serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement, the stockholders of the Company must approve the Joint Advisor Investment Advisory Agreement Proposal and the other conditions to the Joint Advisor Effective Date, including approval by the stockholders of FSIC II, FSIC III, FSIC IV, CCT and CCT II of their respective investment advisory agreements with the Joint Advisor, must be satisfied or (to the extent permitted) waived. As such, even if the Company’s stockholders approve the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, such agreements will not go into effect unless the stockholders of certain other BDCs sponsored, advised and/or sub-advised by FS Investments and KKR Credit also approve their respective investment advisory agreements with affiliates of FS Investments, KKR Credit and/or the Joint Advisor, as applicable.

FB Income Advisor, together with the FS Advisor Entities and KKR Credit have agreed to coordinate their activities during the period in which the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by the FS Advisor Entities, KKR Credit and the Joint Advisor, and efficiency in the provision of the required services to the Company thereunder. In addition, the FS Advisor Entities and KKR Credit anticipate that in the event the Closing Date occurs prior to the approval of the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, then the Company may enter into an Interim Investment Advisory Agreement.

In order to transition the Company’s advisory services, FB Income Advisor, GDFM and certain of their affiliates have entered into the Transition Agreement, which provides that GDFM will continue to act as the investment sub-adviser to the Company through the GDFM End Date and will cooperate with FB Income Advisor in implementing the transition of investment advisory services from GDFM for the Company and several other BDCs. GDFM has also agreed to restrictions on its ability to acquire the Company’s Shares and take certain other actions in respect of the Company. In addition, GDFM has agreed (i) to vote the Shares of the Company beneficially owned by GDFM, or over which GDFM has voting control, in favor of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal and (ii) not to transfer the Shares of the Company beneficially owned by GDFM until after the approval of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal. GDFM will continue to receive fees under the Current Investment Sub-Advisory Agreement through the GDFM End Date. GDFM will also receive an additional $582.5 million from FS Investments or one of its affiliates (but not, for the avoidance of doubt, the Company, FSIC II, FSIC III or FSIC IV) as consideration for entering into the Transition Agreement and agreeing to certain obligations thereunder.

FS Investments and its affiliates (including FB Income Advisor) and KKR Credit are committed to seamlessly transitioning the Company’s advisory services as described herein. To help the FS Investments and FB Income Advisor teams during the transition, KKR Credit will provide certain administrative services to the FS Advisor Entities and KKR Credit’s broker-dealer affiliate will provide certain sourcing and other services to the FS Advisor Entities, in each case, pursuant to the Sourcing Agreement. The Sourcing Agreement will terminate with respect to FB Income Advisor on the earlier of the effective date of the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement.

Because the Company ultimately intends to receive advisory services from the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement and considering the length of time that it may take for such agreement to become effective, the Company expects that the approval by its stockholders of the Investment Co-Advisory Agreements Proposal and/or the Joint Advisor Investment Advisory Agreement Proposal will remain valid indefinitely. However, even if the Company’s stockholders have approved the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, FS Investments, together with the FS Advisor Entities, and KKR Credit will each have the right to terminate the Master Transaction Agreement and the proposed relationship described herein if the Closing Date does not occur by January 10, 2019.

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the stockholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s stockholders, such as resubmitting the Investment Co-Advisory Agreements Proposal and/or the Joint Advisor Investment Advisory Agreement Proposal for approval by the Company’s stockholders or entering into an Interim Investment Advisory Agreement. GDFM intends to resign as the Company’s investment sub-adviser effective as of the GDFM End Date regardless of whether the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal is approved, and the Company would continue to receive its investment advisory services from FB Income Advisor pursuant to the Current Investment Advisory Agreement and/or from KKR Credit pursuant to an Interim Investment Advisory Agreement. FB Income Advisor intends to obtain services from KKR Credit’s broker-dealer affiliate pursuant to the Sourcing Agreement, such as identifying new investment opportunities for FB Income Advisor, prior to the Company’s entry into any advisory agreement with KKR Credit or one of its affiliates, including the Joint Advisor.

About FB Income Advisor

FB Income Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act of 1940, as amended (the

“Advisers Act”). FB Income Advisor is a subsidiary of the Company’s affiliate, FS Investments, a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. FB Income Advisor is led by substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open and closed-end management investment companies and a real estate investment trust sponsored by FS Investments (the “FS Non-BDC Funds” and together with the BDCs, the “Fund Complex”).

Michael C. Forman, the Company’s chairman and chief executive officer, serves as the chairman and chief executive officer of FB Income Advisor. The Company’s executive vice president, Zachary Klehr, and vice president, treasurer and secretary, Stephen S. Sypherd, are both officers of FB Income Advisor.

FB Income Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. The Company believes that the active and ongoing participation by FS Investments and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FB Income Advisor’s management team, will allow FB Income Advisor to successfully execute the Company’s investment strategies.

Fees Paid in the Most Recent Fiscal Year. During the year ended December 31, 2017, the Company paid an aggregate of approximately $123.1 million in management and incentive fees to FB Income Advisor pursuant to the Current Investment Advisory Agreement, and $3.2 million in administrative services expenses to FB Income Advisor pursuant to the Administration Agreement.

Because the management and incentive fees under the Current Investment Advisory Agreement are calculated and payable in arrears on either a quarterly or annual basis, as applicable, the aggregate amount paid to FB Income Advisor by the Company during the year ended December 31, 2017 in respect of such fees is inclusive of the amounts accrued and payable to FB Income Advisor as of December 31, 2016 and for the nine months ended September 30, 2017, but otherwise excludes amounts accrued and payable to FB Income Advisor as of December 31, 2017.

Other than the foregoing fees and expenses, no other material payments were made by the Company to FB Income Advisor or any affiliated person of FB Income Advisor in 2017.

About KKR Credit

KKR Credit is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had over $41 billion of assets under management as of September 30, 2017 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co. L.P. (“KKR & Co.”). KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with over $153 billion in assets under management as of September 30, 2017 that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, credit and hedge funds. KKR & Co. aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation in the assets it manages. KKR & Co. invests its own capital alongside the capital it manages for fund investors and brings debt and equity investment opportunities to others through its capital markets business.

KKR & Co.’s business offers a broad range of investment management services to its fund investors and provides capital markets services to KKR & Co., its portfolio companies and third parties. Throughout KKR &

Co.’s history, KKR & Co. has consistently been a leader in the private equity industry. KKR & Co. has grown its firm by expanding its geographical presence and building businesses in new areas, such as credit, special situations, hedge funds, collateralized loan obligations, capital markets, infrastructure, energy and real estate. These efforts build on KKR & Co.’s core principles and industry expertise, allowing KKR & Co. to leverage the intellectual capital and synergies in its businesses, and to capitalize on a broader range of the opportunities it sources. Additionally, KKR & Co. has increased its focus on meeting the needs of its existing fund investors and in developing relationships with new investors in its funds.

KKR & Co. conducts its business with offices throughout the world, providing it with a pre-eminent global platform for sourcing transactions, raising capital and carrying out capital markets activities. KKR & Co.’s growth has been driven by value that it has created through its operationally focused investment approach, the expansion of its existing businesses, its entry into new lines of business, innovation in the products that it offers investors in its funds, an increased focus on providing tailored solutions to its clients and the integration of capital markets distribution activities.

KKR & Co. has also used its balance sheet as a significant source of capital to further grow and expand its business, increase its participation in its existing businesses and further align its interests with those of its fund investors and other stakeholders.

Similar Investment Strategy. Below are the management fee rate and gross assets of two other BDCs advised or sub-advised by KKR Credit, each of which has a similar investment objective to that of the Company.

Fund Name	Management Fee (as a percentage of gross assets(1))	Gross Assets as of September 30, 2017	Applicable Fee Waiver/Expense Reimbursement
Corporate Capital Trust, Inc.	1.50%	$4,423 million	No
Corporate Capital Trust II	2.00%	$157.4 million	Yes(2)

(1)	With respect to Corporate Capital Trust, Inc., for purposes of calculating the management fee, cash and cash equivalents are excluded from the definition of gross assets.
(2)	$606,252 for the quarter ended September 30, 2017.

Advisory and Sub-Advisory Fees. From January 1, 2017 until November 14, 2017, the date on which the Investment Advisory Agreement between CCT and KKR Credit (the “Current CCT Investment Advisory Agreement”) became effective, CCT’s previous investment adviser paid an aggregate of approximately $40.3 million in management and incentive fees to KKR Credit pursuant to the investment sub-advisory agreement pursuant to which KKR Credit acted as investment sub-adviser to CCT.

For the period from November 15, 2017 through November 30, 2017, KKR Credit received approximately $2.7 million in management and incentive fees from CCT pursuant to the Current CCT Investment Advisory Agreement. Because the management and incentive fees under the Current CCT Investment Advisory Agreement are calculated and payable in arrears on a monthly basis, the amount of such fees accrued and payable to KKR Credit by CCT for any period following November 30, 2017 is not available as of the date of this proxy statement.

During the nine months ended September 30, 2017, CCT II’s current investment adviser paid an aggregate of approximately $760,000 in management fees to KKR Credit pursuant to the investment sub-advisory agreement pursuant to which KKR Credit acts as investment sub-adviser to CCT II (the “CCT II Current Investment Sub-Advisory Agreement”). No incentive fees are payable to KKR Credit under the CCT II Current Investment Sub-Advisory Agreement. The amount of management fees payable by CCT II’s current investment adviser to KKR Credit under the CCT II Current Investment Sub-Advisory Agreement for the three months ended December 31, 2017 is not available as of the date of this proxy statement.

Management of the Investment Co-Advisors

The management of the Company’s investment portfolio will be the responsibility of a joint investment committee which will be comprised of three appointees of FS Investments or one of its affiliates (initially Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR Credit (initially Todd Builione, Daniel Pietrzak and Ryan Wilson). A team of dedicated investment professionals consisting of personnel from FB Income Advisor and KKR Credit will provide services to the Company. Below is biographical information relating to certain key personnel involved in rendering such services:

Sean Coleman serves as a managing director of the Company and as managing director of investment management of FS Investments and its affiliated investment advisers. Mr. Coleman also serves on the investment committee of the investment advisers to the funds in the Fund Complex. Mr. Coleman is primarily responsible for reviewing and assessing the fit of potential investments within each fund’s investment portfolio, performing due diligence on the same and monitoring existing investments. Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending, with specific expertise in lending through BDCs. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Michael Kelly currently serves as president of FS Investments and has presided in such role since July 2017. Mr. Kelly also serves as chief investment officer of FS Investments and executive vice president of its affiliated investments advisers, and has presided in such roles since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments and its affiliated investment advisers. Before joining FS Investments and its affiliated investment advisers, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Todd C. Builione is a member of the Board of Directors of CCT and CCT’s Chief Executive Officer, and also a trustee of CCT II. Mr. Builione joined KKR & Co. in 2013 and is a Member of KKR & Co. and President of KKR Credit & Capital Markets. Mr. Builione also serves on the KKR Global Risk Committee. Prior to joining KKR &Co., Mr. Builione served as President of Highbridge Capital Management, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the Board of Directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR & Co. in 2015. Mr. Builione also serves on the Board of Directors of Harlem RBI (a community-based youth development organization located in East Harlem, New York), on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the Board of Directors of the Pingry School.

Daniel Pietrzak currently serves as CCT’s Chief Investment Officer. Mr. Pietrzak joined KKR Credit in 2016 and is a Member of KKR & Co. and the Co-Head of Private Credit. Mr. Pietrzak is a portfolio manager for KKR Credit’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR Credit, Mr. Pietrzak was a Managing Director and the Co-Head of Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

Ryan L.G. Wilson currently serves as CCT’s Chief Operating Officer and Associate Portfolio Manager. Mr. Wilson joined KKR Credit in 2006 and is a Director. Prior to joining KKR Credit, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.

In performing their duties under the Investment Co-Advisory Agreements, the FS Advisor Entities and KKR Credit will provide the Company with services to facilitate the conduct of its business, including but not limited to: (a) sourcing, structuring, underwriting, performing diligence, executing and monitoring investments; (b) researching, selecting, trading and underwriting new investment opportunities; (c) investor account management; (d) legal, compliance, finance, accounting, operations and human resources services; and (e) risk management functions. The FS Advisor Entities and KKR Credit are collectively responsible for providing appropriate assets, resources, time and personnel in order to provide to the Company the services required under the Investment Co-Advisory Agreements. The FS Advisor Entities and KKR Credit have agreed to coordinate their activities during the period in which the Investment Co-Advisory Agreements would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by the FS Advisor Entities and KKR Credit, and efficiency in the provision of the required services to the Company thereunder.

Terms of the FB Income Advisor Investment Co-Advisory Agreement

The terms of the FB Income Advisor Investment Co-Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, except for, among other things, the fees payable thereunder and the date of effectiveness. Furthermore, the terms of the FB Income Advisor Investment Co-Advisory Agreement are substantially similar to those of the KKR Investment Co-Advisory Agreement. The description of the FB Income Advisor Investment Co-Advisory Agreement that follows is a summary only and is qualified by reference to the more complete information contained in the copy of the form of the FB Income Advisor Investment Co-Advisory Agreement included in Exhibit A hereto.

Duties. Subject to the overall supervision of the Board, FB Income Advisor, in coordination with KKR Credit, will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the FB Income Advisor Investment Co-Advisory Agreement, FB Income Advisor will, in coordination with KKR Credit:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	execute, monitor and service the Company’s investments;

(iv)	place orders with respect to, and arrange for, any investment by the Company;

(v)	determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)	perform due diligence on prospective portfolio companies; and

(vii)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds.

Notwithstanding the foregoing, FB Income Advisor and KKR Credit may, from time to time, designate one or the other as being primarily responsible for certain investments. The duties to be provided under the FB Income Advisor Investment Co-Advisory Agreement are substantially the same as those under the Current Investment Advisory Agreement. FB Income Advisor has no obligation to supervise KKR Credit’s provision of services under the KKR Investment Co-Advisory Agreement.

Fees and Expenses. The Company will pay FB Income Advisor a fee for its services under the FB Income Advisor Investment Co-Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to FB Income Advisor and any incentive fees it earns will ultimately be borne by the Company’s stockholders.

The base management fee will be calculated at an annual rate of 0.75% of the average weekly value of the Company’s gross assets. The base management fee will be payable quarterly in arrears and will be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of FB Income Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as FB Income Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated. The other terms of the base management fee are the same as those under the Current Investment Advisory Agreement.

The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 10.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed quarter, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, FB Income Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Income Advisor will be entitled to a “catch-up” fee equal to 50% of the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of net assets. This “catch-up” feature will allow FB Income Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FB Income Advisor will be entitled to receive 10.0% of the Company’s pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a cap equal to 50% of (i) 20% of the per share pre-incentive fee return for the current quarter and the immediately preceding eleven quarters minus the cumulative per share incentive fees accrued and/or payable for the immediately preceding eleven quarters multiplied by (ii) the weighted average number of Shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the purposes of this calculation, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of the pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company’s investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, base management fees for the calendar quarter, divided by (ii) the weighted average number of Shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of Shares outstanding during such calendar quarter.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Co-Advisory Agreements). This fee will equal (i) 10.0% of the Company’s “incentive fee capital gains” (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less (ii) 50.0% of the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the FB Income Advisor Investment Co-Advisory Agreement, the fee payable to FB Income Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. The other terms of the incentive fee are the same as those under the Current Investment Advisory Agreement.

All personnel of FB Income Advisor, when and to the extent engaged in providing advisory services under the FB Income Advisor Investment Co-Advisory Agreement, and the compensation of such personnel allocable to such advisory services, shall be provided and paid for by FB Income Advisor or its affiliates and not by the Company. The treatment of expenses is the same under the Current Investment Advisory Agreement.

Term. The FB Income Advisor Investment Co-Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Directors in accordance with the requirements of the 1940 Act. The FB Income Advisor Investment Co-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice (a) by the Company to FB Income Advisor, (i) upon the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (ii) by the vote of the Independent Directors, or (b) by FB Income Advisor to the Company. The FB Income Advisor Investment Co-Advisory Agreement will automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act), or (y) the effectiveness of the Joint Advisor Investment Advisory Agreement.

Indemnification. The FB Income Advisor Investment Co-Advisory Agreement provides that FB Income Advisor and any sub-adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, FB Income Advisor or any such sub-adviser) (collectively, the “FB Income Advisor Indemnified Parties”), will not be liable to the Company for any action taken or omitted to be taken by any such FB Income Advisor Indemnified Party in connection with the performance of any of its duties or obligations under the FB Income Advisor Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company will indemnify, defend and protect the FB Income Advisor Indemnified Parties (each of whom shall be deemed a third party beneficiary thereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the FB Income Advisor Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of FB Income Advisor’s duties or obligations under the FB Income Advisor Investment

Co-Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Company’s Second Articles of Amendment and Restatement, the laws of the State of Maryland, the 1940 Act or other applicable law. Notwithstanding the preceding sentence, nothing contained in the FB Income Advisor Investment Co-Advisory Agreement will protect or be deemed to protect the FB Income Advisor Indemnified Parties against or entitle or be deemed to entitle the FB Income Advisor Indemnified Parties to indemnification in respect of any Losses to the Company or its stockholders to which the FB Income Advisor Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of FB Income Advisor’s duties or by reason of the reckless disregard of FB Income Advisor’s duties and obligations under the FB Income Advisor Investment Co-Advisory Agreement.

Brand Usage. The FB Income Advisor Investment Co-Advisory Agreement provides, subject to certain limitations, that FB Income Advisor grants a non-exclusive, non-transferrable, non-sublicensable and royalty-free license to the Company for use of the trademark “FB Income Advisor” and the “FB Income Advisor” design in connection with the Company’s public filings, requests for information from state and federal regulators, offering materials and advertising materials and investor communications.

Third Party Beneficiaries. The FB Income Advisor Investment Co-Advisory Agreement provides that except for any FB Income Advisor Indemnified Party, the FB Income Advisor Investment Co-Advisory Agreement is for the sole benefit of the parties thereto and their permitted assigns.

Insurance. The FB Income Advisor Investment Co-Advisory Agreement provides that, subject to the requirements of Rule 17d-1(d)(7) under the 1940 Act, the Company shall acquire and maintain a directors and officers liability insurance policy or similar policy with reasonable coverage from a reputable insurer.

Terms of the KKR Investment Co-Advisory Agreement

The terms of the KKR Investment Co-Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, except for, among other things, the fees payable thereunder, the name of the investment adviser and the date of effectiveness. Furthermore, the terms of the KKR Investment Co-Advisory Agreement are substantially similar to those of the FB Income Advisor Investment Co-Advisory Agreement. The description of the KKR Investment Co-Advisory Agreement that follows is a summary only and is qualified by reference to the more complete information contained in the copy of the form of the KKR Investment Co-Advisory Agreement included in Exhibit B hereto.

Duties. Subject to the overall supervision of the Board, KKR Credit, in coordination with FB Income Advisor, will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the KKR Investment Co-Advisory Agreement, KKR Credit will, in coordination with FB Income Advisor:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	execute, monitor and service the Company’s investments;

(iv)	place orders with respect to, and arrange for, any investment by the Company;

(v)	determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)	perform due diligence on prospective portfolio companies; and

(vii)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds.

Notwithstanding the foregoing, FB Income Advisor and KKR Credit may, from time to time, designate one or the other as being primarily responsible for certain investments. The duties to be provided under the KKR Investment Co-Advisory Agreement are substantially the same as those under the Current Investment Advisory Agreement. KKR Credit has no obligation to supervise FB Income Advisor’s provision of services under the FB Income Advisor Investment Co-Advisory Agreement.

Fees and Expenses. The Company will pay KKR Credit a fee for its services under the KKR Investment Co-Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to KKR Credit and any incentive fees it earns will ultimately be borne by the Company’s stockholders.

The base management fee will be calculated at an annual rate of 0.75% of the average weekly value of the Company’s gross assets. The base management fee will be payable quarterly in arrears and will be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of KKR Credit. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as KKR Credit shall determine. The base management fee for any partial month or quarter will be appropriately prorated. The other terms of the base management fee are the same as those under the Current Investment Advisory Agreement.

The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 10.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed quarter, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, KKR Credit will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, KKR Credit will be entitled to a “catch-up” fee equal to 50% of the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of net assets. This “catch-up” feature will allow KKR Credit to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, KKR Credit will be entitled to receive 10.0% of the Company’s pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a cap equal to 50% of (i) 20% of the per share pre-incentive fee return for the current quarter and the immediately preceding eleven quarters minus the cumulative per share incentive fees accrued and/or payable for the immediately preceding eleven quarters multiplied by (ii) the weighted average number of Shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the purposes of this calculation, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of the pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company’s investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, base management fees for the calendar quarter, divided by (ii) the weighted average number of Shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of Shares outstanding during such calendar quarter.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Co-Advisory Agreements). This fee will equal (i) 10.0% of the Company’s “incentive fee capital gains” (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less

(ii) 50.0% of the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the KKR Investment Co-Advisory Agreement, the fee payable to KKR Credit will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. The other terms of the incentive fee are the same as those under the Current Investment Advisory Agreement.

All personnel of KKR Credit, when and to the extent engaged in providing services under the KKR Investment Co-Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by KKR Credit or its affiliates and not by the Company. The treatment of expenses is the same under the Current Investment Advisory Agreement.

Term. The KKR Investment Co-Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Directors in accordance with the requirements of the 1940 Act. The KKR Investment Co-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice (a) by the Company to KKR Credit, (i) upon the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (ii) by the vote of the Independent Directors, or (b) by KKR Credit to the Company. The KKR Investment Co-Advisory Agreement will automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act), or (y) the effectiveness of the Joint Advisor Investment Advisory Agreement.

Indemnification. The KKR Investment Co-Advisory Agreement provides that KKR Credit and any sub-adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, KKR Credit or any such sub-adviser) (collectively, the “KKR Indemnified Parties”), will not be liable to the Company for any action taken or omitted to be taken by any such KKR Indemnified Party in connection with the performance of any of its duties or obligations under the KKR Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company will indemnify, defend and protect the KKR Indemnified Parties (each of whom shall be deemed a third party beneficiary thereof) and hold them harmless from and against all Losses incurred by the KKR Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of KKR Credit’s duties or obligations under the KKR Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Company’s Second Articles of Amendment and Restatement, the laws of the State of Maryland, the 1940 Act or other applicable law. Notwithstanding the preceding sentence, nothing contained in the KKR Investment Co-Advisory Agreement will protect or be deemed to protect the KKR Indemnified Parties against or entitle or be deemed to entitle the KKR Indemnified Parties to indemnification in respect of any Losses to the Company or its stockholders to which the KKR Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of KKR Credit’s duties or by reason of the reckless disregard of KKR Credit’s duties and obligations under the KKR Investment Co-Advisory Agreement.

Brand Usage. The KKR Investment Co-Advisory Agreement provides, subject to certain limitations, that KKR Credit grants a non-exclusive, non-transferrable, non-sublicensable and royalty-free license to the Company for use of the trademark “KKR” and the “KKR” design in connection with the Company’s public filings, requests for information from state and federal regulators, offering materials and advertising materials and investor communications.

Third Party Beneficiaries. The KKR Investment Co-Advisory Agreement provides that except for KKR Indemnified Party, the KKR Investment Co-Advisory Agreement is for the sole benefit of the parties thereto and their permitted assigns.

Insurance. The KKR Advisor Investment Co-Advisory Agreement provides that, subject to the requirements of Rule 17d-1(d)(7) under the 1940 Act, the Company shall acquire and maintain a directors and officers liability insurance policy or similar policy with reasonable coverage from a reputable insurer.

Board Consideration

At a meeting of the Board held on November 28, 2017, the Board, including a majority of the Independent Directors, approved each of the Investment Co-Advisory Agreements as being in the best interests of the Company and its stockholders. The Board then directed that both Investment Co-Advisory Agreements be submitted to the Company’s stockholders for approval with the Board’s recommendation that the stockholders of the Company vote to approve the Investment Co-Advisory Agreements.

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the stockholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s stockholders, such as resubmitting the Investment Co-Advisory Agreements Proposal and/or the Joint Advisor Investment Advisory Agreement Proposal for approval by the Company’s stockholders or entering into an Interim Investment Advisory Agreement. GDFM intends to resign as the Company’s investment sub-adviser effective as of the GDFM End Date regardless of whether the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal is approved, and the Company would continue to receive its investment advisory services from FB Income Advisor pursuant to the Current Investment Advisory Agreement and/or from KKR Credit pursuant to an Interim Investment Advisory Agreement. FB Income Advisor intends to obtain services from KKR Credit’s broker-dealer affiliate pursuant to the Sourcing Agreement, such as identifying new investment opportunities for FB Income Advisor, prior to the Company’s entry into any advisory agreement with KKR Credit or one of its affiliates, including the Joint Advisor.

Factors Considered by the Board

The Board, in approving and recommending stockholder approval of each Investment Co-Advisory Agreement, considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel and provided specifically in relation to the consideration of the approval of the Investment Co-Advisory Agreements in response to requests of the Independent Directors and their independent legal counsel, including information regarding GDFM’s willingness to enter into the Transition Agreement, which would result in its resignation as investment sub-adviser to the Company.

In its deliberations, the Board considered (i) a range of materials and information regarding the nature and quality of services to be provided by FB Income Advisor and KKR Credit, (ii) the past performance of FB Income Advisor and performance of the Company compared to relevant indices and peer funds, (iii) the performance of funds advised by KKR Credit that are comparable in strategy to the Company, (iv) the proposed fees and expenses of the Company under the Investment Co-Advisory Agreements compared to the Company’s current fees and those of peer funds with investment objectives and strategies similar to the Company, (v) the estimated profitability of FB Income Advisor and KKR Credit under the Investment Co-Advisory Agreements, and (vi) the potential short-term disruption to the Company due to the resignation of GDFM as investment sub-adviser and the importance of a seamless transition of the Company’s advisory services. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FB Income Advisor and to be enjoyed by KKR Credit (and their affiliates) as a result of their relationships with the Company. In addition, the Board noted alternative options, including other investment advisory arrangements, that were considered and explored. In addition to evaluating, among other things, the written information provided by FB Income Advisor and KKR Credit, the Board considered the answers to questions posed by the Board to representatives of FB Income Advisor and KKR Credit at various meetings. The Independent Directors met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Investment Co-Advisory Agreements.

Based on their review, the Independent Directors and the full Board concluded that it was in the best interests of the Company to approve the Investment Co-Advisory Agreements. In its deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services to be provided by FB Income Advisor and KKR Credit, the Board reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of FB Income Advisor and KKR Credit, including the personnel who will provide investment management services to the Company, and the proposed strategies to seek favorable investment results for the Company’s portfolio going forward. With respect to FB Income Advisor, the Board considered (i) its overall experience overseeing the activities of FB Income Advisor with regard to the operation of the Company to date, including FB Income Advisor’s provision of investment advisory services that have contributed to the successful operation of the Company, (ii) FB Income Advisor’s role in, among other things, setting investment guidelines for the Company’s portfolio, determining the composition and allocation of the Company’s portfolio, and identifying, evaluating, and negotiating the structure of, the Company’s investments, and (iii) FB Income Advisor’s investment of time and capital to develop additional management resources to benefit the Company. The Board also considered the administrative services FB Income Advisor provides to the Company, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. With respect to KKR Credit, the Board considered (i) the leading reputation and past performance of the KKR organization and the potential benefits to the Company from the scale, capabilities and co-investment opportunities provided by the proposed relationship between FB Income Advisor and KKR Credit, (ii) KKR Credit’s ability to, among other things, identify and conduct due diligence on prospective investment opportunities for the Company, make and execute investments for the Company, implement the Company’s investment strategies, and provide ongoing monitoring of the Company’s investments, and (iii) KKR Credit’s capabilities and commitment to work with FB Income Advisor toward a seamless transition of advisory services for the Company in view of GDFM’s resignation as sub-adviser. The Board also considered the anticipated strong level of proposed collaboration and coordination between FB Income Advisor and KKR Credit in managing the Company’s assets.

The Board and the Independent Directors determined that they were satisfied with the nature, quality and extent of the services to be provided by FB Income Advisor and KKR Credit to the Company, the expertise and capabilities of FB Income Advisor’s and KKR Credit’s personnel, FB Income Advisor’s and KKR Credit’s financial strength and their anticipated allocation of resources necessary to manage the Company’s portfolio.

Review of Performance. The Board and the Independent Directors considered the Company’s historical investment performance as compared to the performance of comparable funds in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Company invests. The Independent Directors noted FB Income Advisor’s explanation regarding the Company’s performance and the relevance of the various indices and benchmarks. The Board also considered the performance of funds managed by KKR Credit that are comparable to the Company. The Board determined that it was generally satisfied with the Company’s and KKR Credit’s performance and would continue to monitor the Company’s performance results.

Costs of Services Provided and Profits Realized. The Board considered the proposed management and incentive fees (together, the “Advisory Fees”) and the Company’s anticipated expense ratios as compared to a group of investment companies that FB Income Advisor believed to be relatively comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Directors considered that the base management fee portion of the Advisory Fees would be reduced under the proposed arrangements, which would cause stockholders to pay a decreased Advisory Fee, but that the income incentive fee hurdle would be lowered (as described above), potentially causing the Company to reach the hurdle at a lower performance rate (and consequently, stockholders would pay the income incentive fee at a lower performance rate) than it would have under the current fee structure. The Independent Directors considered the reasons for the changes in Advisory Fees provided by FB Income Advisor, the comparison of the Company’s proposed Advisory Fees to its peers, including that the reduced hurdle rate would substantially align with the hurdle rates of the Company’s peers.

With respect to the Company’s expense ratios, the Board considered the expense ratios compared to a group of investment companies that FB Income Advisor believed to be relatively comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Board reviewed the profitability information provided by FB Income Advisor for the past three years, the estimated profitability after the proposed approval of the Investment Co-Advisory Agreements and FB Income Advisor’s methodology for determining profitability. The Independent Directors also noted KKR Credit’s expected profitability and methodology with respect to the Company. The Board determined that the Advisory Fees, proposed expense ratios and profitability were reasonable in relation to the services to be rendered to the Company by FB Income Advisor and KKR Credit.

Economies of Scale. The Board considered the extent to which economies of scale might be realized as the Company grows and whether the Company’s fee levels reflect these economies of scale for the benefit of Company stockholders. The Board considered the fact that such economies are less likely to be significant given the Company’s structure and focus on loans to private middle-market U.S. companies which generally require loan by loan negotiation and monitoring, as well as FB Income Advisor’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to FB Income Advisor, KKR Credit and their affiliates from their relationships with the Company, including that FB Income Advisor and KKR Credit may potentially benefit from the success of the Company, which could attract other business to FB Income Advisor and KKR Credit.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Co-Advisory Agreements are fair and reasonable and that the approval of each Investment Co-Advisory Agreement is in the best interests of the Company. The Board, including a majority of the Independent Directors, unanimously approved the Investment Co-Advisory Agreements and determined to submit the Investment Co-Advisory Agreements to stockholders for approval.

Vote Required

The affirmative vote by the stockholders of the Company holding a majority of the outstanding voting securities is necessary for approval of each Investment Co-Advisory Agreement. The 1940 Act defines “a majority of outstanding voting securities” of the Company as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “AGAINST” the Investment Co-Advisory Agreements Proposal. Proxies received will be voted “FOR” the Investment Co-Advisory Agreements Proposal unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE INVESTMENT CO-ADVISORY AGREEMENTS PROPOSAL.

PROPOSAL 2: APPROVAL OF JOINT ADVISOR INVESTMENT ADVISORY AGREEMENT PROPOSAL

Background

The information set forth under the heading “Background” in “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal” is incorporated herein by reference.

About the Joint Advisor

The Joint Advisor will be a newly-formed Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112. Prior to the effectiveness of the Joint Advisor Investment Advisory Agreement, the Joint Advisor will register as an investment adviser with the SEC under the Advisers Act. The Joint Advisor will be formed by FS Investments or one of its affiliates to serve as the Company’s investment adviser. Upon receipt of Exemptive Relief, stockholder approval of the Joint Advisor Investment Advisory Agreement and, unless otherwise waived by KKR Credit and the FS Advisor Entities, stockholder approval of each investment advisory agreement between the Joint Advisor and each of FSIC II, FSIC III, FSIC IV, CCT and CCT II, KKR Credit will become a member of the Joint Advisor, which will be jointly controlled by FS Investments or one of its affiliates and KKR Credit.

The Company’s chairman and chief executive officer, Michael C. Forman, will serve as the Joint Advisor’s chairman and chief executive officer, and Todd C. Builione, the president of KKR Credit, will serve as the Joint Advisor’s president.

The Joint Advisor’s senior management team will have significant experience in private lending and private equity investing, and will have developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team will also have extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. The Company believes that the active and ongoing participation by FS Investments, KKR Credit and their respective affiliates in the credit markets, and the depth of experience and disciplined investment approach of the Joint Advisor’s management team, will allow the Joint Advisor to successfully execute the Company’s investment strategies.

The Joint Advisor’s investment committee will initially be comprised of Todd Builione, Sean Coleman, Brian Gerson, Michael Kelly, Daniel Pietrzak and Ryan Wilson. See “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal—Management of the Investment Co-Advisors” in this proxy statement for additional information. The Board, including a majority of the Independent Directors, will oversee and monitor the Company’s investment performance and will review the Joint Advisor Investment Advisory Agreement as required by the 1940 Act, to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting the industry standards for investor education and transparency.

FS Investments is headquartered in Philadelphia with offices in Orlando, FL and Washington, D.C. The firm had more than $20 billion in assets under management as of September 30, 2017.

About KKR Credit

The information set forth under the heading “About KKR Credit” in “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal” is incorporated herein by reference.

Management of the Joint Advisor

The management of the Company’s investment portfolio will be the responsibility of the Joint Advisor’s investment committee which will be comprised of three appointees of FS Investments or one of its affiliates (initially Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR Credit (initially Todd Builione, Daniel Pietrzak and Ryan Wilson). A team of dedicated investment professionals consisting of personnel from FS Investments and KKR Credit will provide services to the Company on behalf of the Joint Advisor. The investment committee will be responsible for establishing and monitoring the Company’s investment program, developing the portfolio, setting the risk parameters for the Company and approving all Company investments. In all matters in which a vote of the investment committee is required, the unanimous vote of all members of the investment committee present at a meeting where a quorum is present (which requires the presence of one designee of FS Investments or one of its affiliates and one designee of KKR Credit) is required to authorize or approve such matters.

In performing its duties under the Joint Advisor Investment Advisory Agreement, the Joint Advisor will provide the Company with services to facilitate the conduct of its business, including but not limited to: (a) sourcing, structuring, underwriting, performing diligence, executing and monitoring investments; (b) researching, selecting, trading and underwriting new investment opportunities; (c) investor account management; (d) legal, compliance, finance, accounting, operations and human resources services; and (e) risk management functions. KKR Credit and FS Investments or one of its affiliates will be collectively responsible for providing appropriate assets, resources, time and personnel to allow the Joint Advisor to provide to the Company the services required under the Joint Advisor Investment Advisory Agreement. KKR Credit and FS Investments or one of its affiliates will coordinate their activities during the period in which the Joint Advisory Agreement would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by the Joint Advisor and efficiency in the provision of the required services to the Company thereunder.

FS Investments or one of its affiliates, subject to the reasonable consent of KKR Credit and appointment by the board of the Joint Advisor, will designate the Joint Advisor’s chairman and chief executive officer and chief compliance officer. KKR Credit, subject to the reasonable consent of FS Investments or one of its affiliates and appointment by the board of the Joint Advisor, will designate the Joint Advisor’s president and chief credit officer.

The biographical information set forth under the heading “Management of the Investment Co-Advisors” in “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal” is incorporated herein by reference.

Terms of the Joint Advisor Investment Advisory Agreement

The terms of the Joint Advisor Investment Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, except for, among other things, the fees payable thereunder, the name of the investment adviser and the date of effectiveness. The description of the Joint Advisor Investment Advisory Agreement that follows is a summary only and is qualified by reference to the more complete information contained in the copy of the form of the Joint Advisor Investment Advisory Agreement included in Exhibit C hereto.

Duties. Subject to the overall supervision of the Board, the Joint Advisor will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the Joint Advisor Investment Advisory Agreement, the Joint Advisor will:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	execute, monitor and service the Company’s investments;

(iv)	place orders with respect to, and arrange for, any investment by the Company;

(v)	determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)	perform due diligence on prospective portfolio companies; and

(vii)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds.

The duties to be provided under the Joint Advisor Investment Advisory Agreement are substantially the same as those under the Current Investment Advisory Agreement.

Fees and Expenses. The Company will pay the Joint Advisor a fee for its services under the Joint Advisor Investment Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to the Joint Advisor and any incentive fees it earns will ultimately be borne by the Company’s stockholders.

The base management fee will be calculated at an annual rate of 1.5% of the average weekly value of the Company’s gross assets. The base management fee will be payable quarterly in arrears and will be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Joint Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Joint Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated. The other terms of the base management fee are the same as those under the Current Investment Advisory Agreement.

The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed quarter, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, the Joint Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Joint Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of net assets. This “catch-up” feature will allow the Joint Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Joint Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a cap equal to (i) 20% of the per share pre-incentive fee return for the current quarter and the immediately preceding eleven quarters minus the cumulative per share incentive fees accrued and/or payable for the immediately preceding eleven quarters multiplied by (ii) the weighted average number of Shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the purposes of this calculation, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of the pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company’s investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, base management fees for the calendar quarter, divided by (ii) the weighted average number of Shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of Shares outstanding during such calendar quarter.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Joint Advisor Investment Advisory Agreement). This fee will equal 20.0% of the Company’s “incentive fee capital gains” (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains under the Joint Advisor Investment Advisory Agreement. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the Joint Advisor Investment Advisory Agreement, the fee payable to the Joint Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. The other terms of the incentive fee are the same as those under the Current Investment Advisory Agreement.

All personnel of the Joint Advisor, when and to the extent engaged in providing services under the Joint Advisor Investment Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Joint Advisor or its affiliates and not by the Company. The treatment of expenses is the same under the Current Investment Advisory Agreement.

Term. The Joint Advisor Investment Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Directors in accordance with the requirements of the 1940 Act. The Joint Advisor Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice (a) by the Company to the Joint Advisor, (i) upon the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (ii) by the vote of the Independent Directors, or (b) by the Joint Advisor to the Company. The Joint Advisor Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Indemnification. The Joint Advisor Investment Advisory Agreement provides that the Joint Advisor and any sub-adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, the Joint Advisor or any such sub-adviser) (collectively, the “Joint Advisor Indemnified Parties”), will not be liable to the Company for any action taken or omitted to be taken by any such Joint Advisor Indemnified Party in connection with the performance of any of its duties or obligations under the Joint Advisor Investment Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company will indemnify, defend and protect the Joint Advisor Indemnified Parties (each of whom shall be deemed a third party beneficiary thereof) and hold them harmless from and against all Losses incurred by the Joint Advisor Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Joint Advisor’s duties or obligations under the Joint Advisor Investment Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Company’s Second Articles of Amendment and Restatement, the laws of the State of Maryland, the 1940 Act or other applicable law. Notwithstanding the preceding sentence, nothing contained in the Joint Advisor Investment Advisory Agreement will protect or be deemed to protect the Joint Advisor Indemnified Parties against or entitle or be deemed to entitle the Joint Advisor Indemnified Parties to indemnification in respect of any Losses to the Company or its stockholders to which the Joint Advisor Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Joint Advisor’s duties or by reason of the reckless disregard of the Joint Advisor’s duties and obligations under the Joint Advisor Investment Advisory Agreement.

Brand Usage. The Joint Advisor Investment Advisory Agreement provides, subject to certain limitations, that the Joint Advisor grants a non-exclusive, non-transferrable, non-sublicensable and royalty-free license to the Company for use of the trademark “FS/KKR Advisor” in connection with the Company’s public filings, requests for information from state and federal regulators, offering materials and advertising materials and investor communications.

Third Party Beneficiaries. The Joint Advisor Investment Advisory Agreement provides that except for any Joint Advisor Indemnified Party, the Joint Advisor Investment Advisory Agreement is for the sole benefit of the parties thereto and their permitted assigns.

Insurance. The Joint Advisor Investment Advisory Agreement provides that, subject to the requirements of Rule 17d-1(d)(7) under the 1940 Act, the Company shall acquire and maintain a directors and officers liability insurance policy or similar policy with reasonable coverage from a reputable insurer.

Board Consideration

At a meeting of the Board held on November 28, 2017, the Board, including a majority of the Independent Directors, approved the Joint Advisor Investment Advisory Agreement as being in the best interests of the Company and its stockholders. The Board then directed that the Joint Advisor Investment Advisory Agreement be submitted to the Company’s stockholders for approval with the Board’s recommendation that the stockholders of the Company vote to approve the Joint Advisor Investment Advisory Agreement.

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the stockholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s stockholders, such as resubmitting the Investment Co-Advisory Agreements Proposal and/or the Joint Advisor Investment Advisory Agreement Proposal for approval by the Company’s stockholders or entering into an Interim Investment Advisory Agreement. GDFM intends to resign as the Company’s investment sub-adviser effective as of the GDFM End Date regardless of whether the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal is approved, and the Company would continue to receive its investment advisory services from FB Income Advisor pursuant to the Current Investment Advisory Agreement and/or from KKR Credit pursuant to an Interim Investment Advisory Agreement. FB Income Advisor intends to obtain services from KKR Credit’s broker-dealer affiliate pursuant to the Sourcing Agreement, such as identifying new investment opportunities for FB Income Advisor, prior to the Company’s entry into any advisory agreement with KKR Credit or one of its affiliates, including the Joint Advisor.

Factors Considered by the Board

The Board, in approving and recommending stockholder approval of the Joint Advisor Investment Advisory Agreement, considered information furnished and discussed at Board meetings and executive sessions with management and counsel and provided specifically in relation to the consideration of the approval of the Joint Advisor Investment Advisory Agreement in response to requests of the Independent Directors and their independent legal counsel, including information regarding GDFM’s willingness to enter into the Transition Agreement, which would result in its resignation as investment sub-adviser to the Company.

In its deliberations, the Board considered (i) a range of materials and information regarding the nature and quality of services to be provided by the Joint Advisor, (ii) the performance of the Company compared to relevant indices and peer funds, (iii) the performance of funds advised by KKR Credit that are comparable in strategy to the Company, (iv) the proposed fees and expenses of the Company under the Joint Advisor Investment Advisory Agreement compared to those of peer funds with investment objectives and strategies similar to the Company, (v) the estimated profitability of the Joint Advisor under the Joint Advisor Investment Advisory Agreement, and (vi) the potential short-term disruption to the Company due to the resignation of GDFM as investment sub-adviser and the importance of a seamless transition of the Company’s advisory services. The Board also considered information related to potential “fall out” or ancillary benefits that may be enjoyed by the Joint Advisor (and its affiliates) as a result of its relationship with the Company. In addition, the Board noted alternative options, including other investment advisory arrangements, that were considered and explored. In addition to evaluating, among other things, the written information provided by FB Income Advisor and KKR Credit regarding the Joint Advisor, the Board considered the answers to questions posed by the Board to representatives of FB Income Advisor and KKR Credit at various meetings. The Independent Directors met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Joint Advisor Investment Advisory Agreement.

Based on their review, the Independent Directors and the full Board concluded that it was in the best interests of the Company to approve the Joint Advisor Investment Advisory Agreement. In its deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services to be provided by the Joint Advisor, the Board reviewed information describing the projected financial strength of the Joint Advisor and the financial strength of its future owners and the experience, resources, proposed compliance programs, and key personnel of the Joint Advisor, including the personnel who will provide investment management services to the Company, and the proposed strategies to seek favorable investment results for the Company’s portfolio going forward. The Board considered the roles and responsibilities of the Joint Advisor including, among other things, (i) setting investment guidelines for the Company’s portfolio, (ii) determining the composition and allocation of the Company’s portfolio, (iii) identifying and conducting due diligence on prospective investment opportunities for the Company, (iv) evaluating, negotiating and implementing the structure of the Company’s investments, (v) providing ongoing monitoring of the Company’s investments, and (vi) providing administrative services, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services to the Company.

The Board and the Independent Directors determined that they were satisfied with the nature, quality and extent of the services to be provided by the Joint Advisor to the Company, the expertise and capabilities of the Joint Advisor’s future personnel and FB Income Advisor’s and KKR Credit’s financial strength.

Review of Performance. With respect to the Company’s investment performance, the Board and the Independent Directors noted that the Joint Advisor does not have performance history. The Board noted, however, that the Company’s performance was reasonable as compared to the performance of comparable funds in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Company invests. The Independent Directors noted FB Income Advisor’s explanation regarding the Company’s performance and the relevance of the various indices and benchmarks. The Board also considered the performance of funds managed by KKR Credit that are comparable to the Company.

The Board determined that it was generally satisfied with the Company’s and KKR Credit’s performance and would monitor the Company’s performance results under the Joint Advisor Investment Advisory Agreement.

Costs of Services Provided and Profits Realized. The Board then considered the Advisory Fees and the Company’s expense ratios as compared to a group of investment companies that FB Income Advisor believed to be relatively comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Independent Directors considered that the base management fee portion of the Advisory Fees would be reduced under the proposed arrangements, which would cause stockholders to pay a decreased Advisory Fee, but that the income incentive fee hurdle would be lowered (as described above), potentially causing the Company to reach the hurdle at a lower performance rate (and consequently, stockholders would pay the income incentive fee at a lower performance rate) than it would have under the current fee structure. The Independent Directors considered the reasons for the changes in Advisory Fees provided by FB Income Advisor and the comparison of the Company’s proposed Advisory Fees to its peers, including that the reduced hurdle rate would substantially align with the hurdle rates of the Company’s peers.

With respect to the Company’s expense ratios, the Board considered the expense ratios compared to a group of investment companies that FB Income Advisor believed to be relatively comparable to the Company in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria. The Board considered FB Income Advisor’s explanations as to the comparability of the expenses.

The Board then reviewed the estimated profitability information provided by FB Income Advisor for the Joint Advisor and the methodology for determining profitability.

The Board determined that the Advisory Fees, proposed expense ratio and profitability are reasonable in relation to the services to be rendered to the Company by the Joint Advisor.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Company grows and whether the Company’s fee levels reflect these economies of scale for the benefit of Company stockholders. The Board considered the fact that such economies are less likely to be significant given the Company’s structure and focus on loans to private middle-market U.S. companies which generally require negotiation of the terms of the loans.

Other Benefits. The Board considered other benefits that may accrue to the Joint Advisor and its affiliates from its relationships with the Company, including that the Joint Advisor may potentially benefit from the success of the Company, which could attract other business to the Joint Advisor.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Joint Advisor Investment Advisory Agreement are fair and reasonable and that the approval of the Joint Advisor Investment Advisory Agreement is in the best interests of the Company. The Board, including a majority of the Independent Directors, unanimously approved the Joint Advisor Investment Advisory Agreement and determined to submit the Joint Advisor Investment Advisory Agreement to stockholders for approval.

Vote Required

The affirmative vote by stockholders of the Company holding a majority of the outstanding voting securities is necessary for approval of the Joint Advisor Investment Advisory Agreement. For purposes of the Joint Advisor Investment Advisory Agreement Proposal, the 1940 Act defines “a majority of outstanding voting securities” of the Company as the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company. You may vote for or against or abstain on the Joint Advisor Investment Advisory Agreement Proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Joint Advisor Investment Advisory Agreement Proposal. Proxies received will be voted “FOR” the Joint Advisor Investment Advisory Agreement Proposal unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE JOINT ADVISOR INVESTMENT ADVISORY AGREEMENT PROPOSAL.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the Record Date, the beneficial ownership of the Company’s current directors, executive officers, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of January 18, 2018. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.

	Shares Beneficially Owned as of January 18, 2018
Name and Address of Beneficial Owner (1)	Number of Shares	Percentage (%)(2)
Interested Directors
David J. Adelman(3)	1,130,900	*
Michael C. Forman(4)	1,066,237	*
Thomas J. Gravina(5)	100,000	*
Michael Heller	37,801	*

Independent Directors
Gregory P. Chandler(6)	17,647	*
Barry H. Frank(7)	83,862	*
Michael J. Hagan	70,000	*
Jeffrey K. Harrow	23,441	*
Philip E. Hughes, Jr.	5,260	*
Pedro A. Ramos(8)	1,490	*
Joseph P. Ujobai	—	—

Executive Officers
Sean Coleman	32,546	*
Brian Gerson	—	—
William Goebel	5,000	*
Zachary Klehr	17,682	*
Brad Marshall(9)	36,288	*
Stephen S. Sypherd	178	*
James F. Volk	560	*

All directors and executive officers as a group (18 persons)	2,650,726	*

*	Less than one percent.
(1)	The address of each of the beneficial owners set forth above is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
(2)	Based on a total of 245,725,416 Shares issued and outstanding on January 18, 2018.
(3)	Includes 150,000 Shares held by Darco Capital, LP, a limited partnership controlled by Mr. Adelman; 924,609 Shares held by FS Investments; and 22,228 Shares held by Darco Investments, LLC, a limited liability company controlled by Mr. Adelman.
(4)	Includes 106,917 Shares held in trust; 924,609 Shares held by FS Investments; 12,640 Shares held by spouse in trust; 3,177 Shares held for the benefit of minor children in trust; 11,214 Shares held in a 401(k) account; and 7,681 Shares held in an IRA account.
(5)	Includes 35,000 Shares held by Cobble Court Holdings LP, a limited partnership controlled by Mr. Gravina; and 17,500 Shares held in trust.

(6)	Includes 14,473 Shares held in a 401(k) account; 2,208 Shares held by spouse; 483 Shares held by spouse as UTMA custodian for minor child-1; and 483 Shares held by spouse as UTMA custodian for minor child-2.
(7)	Includes 32,996 Shares held in an Individual Retirement Account and 45,811 Shares held by spouse.
(8)	All Shares held in an Individual Retirement Account.
(9)	Includes 6,040 Shares held by spouse.

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or Over $100,000. For purposes of this proxy statement, the term “Fund Complex” is defined to include the Company, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Energy and Power Fund, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D, FS Global Credit Opportunities Fund—ADV, FS Global Credit Opportunities Fund—T, FS Global Credit Opportunities Fund—T2, FS Energy Total Return Fund, FS Credit Real Estate Income Trust, Inc., FS Credit Income Fund and FS Multi-Strategy Alternatives Fund.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)
Interested Directors:
Michael C. Forman	Over $100,000	Over $100,000
David J. Adelman	Over $100,000	Over $100,000
Michael J. Heller	Over $100,000	Over $100,000
Thomas J. Gravina	Over $100,000	Over $100,000

Independent Directors:
Gregory P. Chandler	Over $100,000	Over $100,000
Barry H. Frank	Over $100,000	Over $100,000
Michael J. Hagan	Over $100,000	Over $100,000
Jeffrey K. Harrow	Over $100,000	Over $100,000
Philip E. Hughes, Jr.	$10,001-$50,000	Over $100,000
Pedro A. Ramos	$10,001-$50,000	$10,001-$50,000
Joseph P. Ujobai	None	Over $100,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)	The dollar range of equity securities of FSIC beneficially owned by directors of the Company, if applicable, is calculated by multiplying the closing price of its shares as reported on the New York Stock Exchange, LLC on January 18, 2018, times the number of shares beneficially owned. The dollar range of equity securities of the other funds in the Fund Complex, including the Company, is calculated in accordance with the applicable account statement rules of The Financial Industry Regulatory Authority, Inc.

HOUSEHOLDING

The Company combines mailings for multiple accounts going to a single household by delivering to that address, in a single envelope, a copy of the documents (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want the Company to continue consolidating your Company mailings and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, DST Systems, Inc. at (877) 628-8575 or by mail to FS Investment Corporation, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

INFORMATION INCORPORATED BY REFERENCE

Statements contained in this proxy statement, or in any document incorporated by reference into this proxy statement, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified by reference to the more complete information contained in that contract or other document filed as an exhibit with the SEC. The SEC allows the Company to “incorporate by reference” into this proxy statement documents the Company files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that the Company files with the SEC will update and supersede that information. The Company incorporates by reference the documents listed below and any documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting.

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (filed on March 1, 2017);

•	Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2017 (filed on May 10, 2017), June 30, 2017 (filed on August 9, 2017) and September 30, 2017 (filed on November 9, 2017);

•	Current Reports on Form 8-K filed with the SEC on January 1, 2017, March 1, 2017, March 21, 2017, April 12, 2017, May 10, 2017, June 14, 2017, July 12, 2017, July 24, 2017, July 27, 2017, August 9, 2017, October 31, 2017, November 9, 2017 and December 11, 2017;

•	Definitive Proxy Statement on Schedule 14A for the Company’s 2017 Annual Meeting (filed on April 28, 2017);

•	Definitive Additional Materials on Schedule 14A (filed on December 11, 2017);

•	Definitive Additional Materials on Schedule 14A (filed on December 12, 2017); and

•	Definitive Additional Materials on Schedule 14A (filed on January 10, 2018).

Notwithstanding the foregoing, information furnished under Item 2.02 or 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this proxy statement.

Shareholders may obtain a free copy of this proxy statement, as well as any filing incorporated by reference herein, without charge, at the SEC’s website (www.sec.gov). The Company will also furnish, without charge, a copy of this proxy statement, as well as any filing incorporated by reference herein, to any shareholder upon request. Requests should be directed to the Company at (844) 358-7276 and select Option 1 or by mail to FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2018 annual meeting of stockholders (the “2018 Annual Meeting”) will be held in June 2018, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at the 2018 Annual Meeting, including nomination of a director, must have submitted the proposal in writing to the Secretary of the Company at FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and the Company must have received the proposal no later than December 29, 2017, in order for the proposal to have been considered for inclusion in the Company’s proxy statement for that meeting.

Notices of intention to present proposals, including nomination of a director, at the 2018 Annual Meeting should have been addressed to the Secretary of the Company and should have been received by the Company between November 29, 2017, and 5:00 p.m., Eastern Time, on December 29, 2017. In the event that the date of the 2018 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the Company’s 2017 annual meeting of stockholders, which was held on June 14, 2017, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at a meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing or other applicable requirements.

INVESTMENT ADVISER AND ADMINISTRATOR AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	INVESTMENT SUB-ADVISER	SUB-ADMINISTRATOR
FB Income Advisor, LLC 201 Rouse Boulevard Philadelphia, PA 19112	GSO / Blackstone Debt Funds Management LLC 345 Park Avenue New York, NY 10154	State Street Bank and Trust Company One Lincoln Street, Mailstop SUM 0703 Boston, MA 02111

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

INVESTMENT ADVISORY

AGREEMENT

BETWEEN

FS INVESTMENT CORPORATION

AND

FB INCOME ADVISOR, LLC

This Investment Advisory Agreement (this “Agreement”) made this [●] day of [●], 2018, by and between FS INVESTMENT CORPORATION, a Maryland corporation (the “Company”), and FB INCOME ADVISOR, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is an investment adviser that has registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services (the “Investment Advisory Services”) to the Company on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services; and

WHEREAS, the Company is simultaneously entering into an Investment Advisory Agreement with KKR CREDIT ADVISORS (US) LLC (the “Co-Adviser”), dated as of the date hereof (the “Investment Co-Advisory Agreement”), pursuant to which the Co-Adviser will, as a co-adviser with the Adviser, furnish investment advisory services to the Corporation on the terms and conditions identical to those set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a) Retention of the Adviser. The Company hereby appoints the Adviser to act as co-adviser to the Company and to manage, in coordination with the Co-Adviser, the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, in accordance with:

(i) the investment objectives, policies and restrictions that are set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii) all other applicable federal and state laws, rules and regulations, and the Company’s articles of amendment and restatement (as may be amended from time to time, the “Articles”) and bylaws (as may be amended from time to time); and

(iii) such investment policies, directives and regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing.

(b) Responsibilities of the Adviser. Without limiting the generality of the foregoing, the Adviser shall, in coordination with the Co-Adviser, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

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(ii) identify, evaluate and negotiate the structure of the investments made by the Company;

(iii) execute, monitor and service the Company’s investments;

(iv) place orders with respect to, and arrange for, any investment by the Company;

(v) determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi) perform due diligence on prospective portfolio companies; and

(vii) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

The Company acknowledges that the Adviser and Co-Adviser, may from time to time, designate one or the other as being primarily responsible for certain investments. The Adviser shall have no obligation hereunder to supervise the Co-Adviser’s provision of services under the Investment Co-Advisory Agreement.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers (as defined below)), and the Adviser hereby accepts, the power and authority to act on behalf of the Company, in coordination with the Co-Adviser, to effectuate investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser, in coordination with the Co-Adviser, shall seek to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Adviser to make investments on behalf of the Company through one or more special purpose vehicles, the Adviser, in coordination with the Co-Adviser, shall have authority to create or arrange for the creation of such special purpose vehicles and to make such investments through such special purpose vehicles in accordance with applicable law. The Company also grants to the Adviser, in coordination with the Co-Adviser, power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser, in coordination with the Co-Adviser, deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement, including the authority to provide, on behalf of the Company, significant managerial assistance to the Company’s portfolio companies to the extent required by the Investment Company Act or otherwise deemed appropriate by the Adviser, in coordination with the Co-Adviser.

(d) Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e) Sub-Advisers. The Adviser, subject to the prior written consent of the Co-Adviser, is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers or other service providers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and the Company. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) The Adviser and/or Co-Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to

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pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii) Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including, without limitation, the requirements relating to the Board and Company stockholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(f) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g) Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act or the Advisers Act, as applicable, any books and records relevant to the provision of the Investment Advisory Services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law.

2.	Expenses Payable by the Adviser.

All personnel of the Adviser, when and to the extent engaged in providing the Investment Advisory Services herein, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Company.

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser herein, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the Company. The base management fee and incentive fee under the Investment Co-Advisory Agreement are equal to the Base Management Fee and Incentive Fee payable to the Adviser hereunder.

(a) Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 0.75% of the Company’s average weekly gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser shall determine.

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(b) Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to a quarterly hurdle rate expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed calendar quarter, of 1.75% (7.0% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee under this Agreement and the Investment Co-Advisory Agreement, expenses reimbursed to the Adviser under those certain Administration Agreements, each dated as of [●], 2018, by and between the Company and each of the Adviser and the Co-Adviser, as each may be amended from time to time, whereby the Adviser and the Co-Adviser, in coordination, provides administrative services necessary for the operation of the Company, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee under this Agreement and the Investment Co-Advisory Agreement). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A) No Subordinated Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

(B) 50% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) shall be payable to the Adviser. This portion of the Company’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 10.0% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 2.1875% (8.75% annualized) on net assets in any calendar quarter; and

(C) For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% (8.75% annualized) on net assets, the Subordinated Incentive Fee on Income shall equal 10.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, as the Hurdle Rate and catch-up will have been achieved;

provided that, the Subordinated Incentive Fee on Income is subject to a cap (the “Incentive Fee Cap”).

The Incentive Fee Cap is an amount equal to 50% of:

(i)	20% of the Per Share Pre-Incentive Fee Return for the Current Quarter (as defined below) and the eleven quarters preceding the Current Quarter, less

(ii)	the cumulative Per Share Incentive Fees accrued and/or payable for the eleven calendar quarters preceding the Current Quarter multiplied by the weighted average number of shares of common stock of the Company outstanding during the calendar quarter for which the Subordinated Incentive Fee on Income is being calculated (the “Current Quarter”).

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For the foregoing purpose, the “Per Share Pre-Incentive Fee Return” for any calendar quarter is an amount equal to:

(i)	the sum of the Pre-Incentive Fee Net Investment Income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company for the for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, Base Management Fees for the calendar quarter, divided by

(ii)	the weighted average number of shares of common stock of the Company outstanding during such calendar quarter.

For the foregoing purpose, the “Per Share Incentive Fee” for any calendar quarter is equal to:

(i)	the Incentive Fee accrued and/or payable for such calendar quarter, divided by

(ii)	the weighted average number of shares of common stock of the Company outstanding during such calendar quarter.

If the Incentive Fee Cap is zero or a negative value, the Company shall pay no Subordinated Incentive Fee on Income to the Adviser for the Current Quarter.

If the Incentive Fee Cap is a positive value but is less than the Subordinated Incentive Fee on Income calculated in accordance with Section 3(b)(i) above, the Company shall pay the Adviser the Incentive Fee Cap for the Current Quarter.

If the Incentive Fee Cap is equal to or greater than the Subordinated Incentive Fee on Income calculated in accordance with Section 3(b)(i) above, the Company shall pay the Adviser the Subordinated Incentive Fee on Income for the Current Quarter.

(ii) The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement). This fee shall equal 10.0% of the Company’s incentive fee capital gains, which shall equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less 50% of the aggregate amount of any previously paid capital gain incentive fees.

4.	Covenants of the Adviser.

The Adviser is registered as an investment adviser under the Advisers Act and covenants that it will maintain such registration. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Brokerage Commissions.

The Adviser, in coordination with the Co-Adviser, is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser, in coordination with the Co-Adviser, determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s and Co-Adviser’s duty to seek the best execution on behalf of the Company.

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6.	Other Activities of the Adviser.

The services provided by the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification.

The Adviser and any Sub-Adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the Investment Company Act) and any other person or entity affiliated with, or acting on behalf of, the Adviser or Sub-Adviser) (each, an “Indemnified Party” and, collectively, the “Indemnified Parties”), shall not be liable to the Company for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Articles, the laws of the State of Maryland, the Investment Company Act or other applicable law. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any Losses to the Company or its stockholders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff

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thereunder). In addition, notwithstanding any of the foregoing to the contrary, the provisions of this Section 8 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 8 to the fullest extent permitted by law.

9.	Duration and Termination of Agreement.

(a) Term. This Agreement shall remain in effect for two (2) years commencing on the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice (i) by the Company to the Adviser, (x) upon vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the Investment Company Act), or (y) by the vote of the Board, or (ii) by the Adviser to the Company. This Agreement shall automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act), or (y) the effectiveness of an Investment Advisory Agreement by and between the Company and FS/KKR Advisor, LLC. Further, notwithstanding the termination or nonrenewal of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or nonrenewal, the provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof.

(c) Payments to and Duties of Adviser Upon Termination.

(i) After the termination of this Agreement, the Adviser shall not be entitled to compensation or reimbursement for further services provided hereunder, except that it shall be entitled to receive from the Company within thirty (30) days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii) The Adviser shall promptly upon termination:

(A) Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B) Deliver to the Board all assets and documents of the Company then in custody of the Adviser; and

(C) Cooperate with the Company to provide an orderly management transition.

10.	Proxy Voting.

The Adviser, in coordination with the Co-Adviser, will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the Company, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

11.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

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12.	Amendments.

This Agreement may be amended by mutual consent but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

13.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

14.	Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

15.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

16.	Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Section 8) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

17.	Survival.

The provisions of Sections 8, 9(b), 9(c), 13, 16 and this Section 17 shall survive termination of this Agreement.

18.	Insurance.

Subject to the requirements of Rule 17d-1(d)(7) under the Investment Company Act, the Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser, Co-Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser, Co-Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Company shall provide the Adviser, Co-Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or

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non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 17 notwithstanding, the Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the Investment Company Act) of the Board.

19.	Brand Usage

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “FB Income Advisor” and the “FB Income Advisor” design (collectively, the “Brand”). In connection with the Company’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the Company may state in such materials that investment advisory services are being provided by the Adviser to the Company under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the Company for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the Company shall submit all proposed uses to the Adviser for prior written approval solely to the extent the Company’s use of the Brand or any combination or derivation thereof has materially changed from the Company’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section 19 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The Company agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Company’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the Company’s ownership rights of the works within which the Brand shall be used.

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FS INVESTMENT CORPORATION

By:
Name:
Title:

FB INCOME ADVISOR, LLC

By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

EXHIBIT B

INVESTMENT ADVISORY

AGREEMENT

BETWEEN

FS INVESTMENT CORPORATION

AND

KKR CREDIT ADVISORS (US) LLC

This Investment Advisory Agreement (this “Agreement”) made this [●] day of [●], 2018, by and between FS INVESTMENT CORPORATION, a Maryland corporation (the “Company”), and KKR CREDIT ADVISORS (US) LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is an investment adviser that has registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services (the “Investment Advisory Services”) to the Company on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services; and

WHEREAS, the Company is simultaneously entering into an Investment Advisory Agreement with FB INCOME ADVISOR, LLC (the “Co-Adviser”), dated as of the date hereof (the “Investment Co-Advisory Agreement”), pursuant to which the Co-Adviser will, as a co-adviser with the Adviser, furnish investment advisory services to the Corporation on the terms and conditions identical to those set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a) Retention of the Adviser. The Company hereby appoints the Adviser to act as co-adviser to the Company and to manage, in coordination with the Co-Adviser, the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, in accordance with:

(i) the investment objectives, policies and restrictions that are set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii) all other applicable federal and state laws, rules and regulations, and the Company’s articles of amendment and restatement (as may be amended from time to time, the “Articles”) and bylaws (as may be amended from time to time); and

(iii) such investment policies, directives and regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing.

(b) Responsibilities of the Adviser. Without limiting the generality of the foregoing, the Adviser shall, in coordination with the Co-Adviser, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

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(ii) identify, evaluate and negotiate the structure of the investments made by the Company;

(iii) execute, monitor and service the Company’s investments;

(iv) place orders with respect to, and arrange for, any investment by the Company;

(v) determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi) perform due diligence on prospective portfolio companies; and

(vii) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

The Company acknowledges that the Adviser and Co-Adviser, may from time to time, designate one or the other as being primarily responsible for certain investments. The Adviser shall have no obligation hereunder to supervise the Co-Adviser’s provision of services under the Investment Co-Advisory Agreement.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers (as defined below)), and the Adviser hereby accepts, the power and authority to act on behalf of the Company, in coordination with the Co-Adviser, to effectuate investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser, in coordination with the Co-Adviser, shall seek to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Adviser to make investments on behalf of the Company through one or more special purpose vehicles, the Adviser, in coordination with the Co-Adviser, shall have authority to create or arrange for the creation of such special purpose vehicles and to make such investments through such special purpose vehicles in accordance with applicable law. The Company also grants to the Adviser, in coordination with the Co-Adviser, power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser, in coordination with the Co-Adviser, deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement, including the authority to provide, on behalf of the Company, significant managerial assistance to the Company’s portfolio companies to the extent required by the Investment Company Act or otherwise deemed appropriate by the Adviser, in coordination with the Co-Adviser.

(d) Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e) Sub-Advisers. The Adviser, subject to the prior written consent of the Co-Adviser, is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers or other service providers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and the Company. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) The Adviser and/or Co-Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to

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pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii) Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including, without limitation, the requirements relating to the Board and Company stockholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(f) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g) Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act or the Advisers Act, as applicable, any books and records relevant to the provision of the Investment Advisory Services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law.

2.	Expenses Payable by the Adviser.

All personnel of the Adviser, when and to the extent engaged in providing the Investment Advisory Services herein, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Company.

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser herein, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the Company. The base management fee and incentive fee under the Investment Co-Advisory Agreement are equal to the Base Management Fee and Incentive Fee payable to the Adviser hereunder.

(a) Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 0.75% of the Company’s average weekly gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser shall determine.

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(b) Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to a quarterly hurdle rate expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed calendar quarter, of 1.75% (7.0% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee under this Agreement and the Investment Co-Advisory Agreement, expenses reimbursed to the Adviser under those certain Administration Agreements, each dated as of [●], 2018, by and between the Company and each of the Adviser and the Co-Adviser, as each may be amended from time to time, whereby the Adviser and the Co-Adviser, in coordination, provides administrative services necessary for the operation of the Company, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee under this Agreement and the Investment Co-Advisory Agreement). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A) No Subordinated Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

(B) 50% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) shall be payable to the Adviser. This portion of the Company’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 10.0% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 2.1875% (8.75% annualized) on net assets in any calendar quarter; and

(C) For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% (8.75% annualized) on net assets, the Subordinated Incentive Fee on Income shall equal 10.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, as the Hurdle Rate and catch-up will have been achieved;

provided that, the Subordinated Incentive Fee on Income is subject to a cap (the “Incentive Fee Cap”).

The Incentive Fee Cap is an amount equal to 50% of:

(i)	20% of the Per Share Pre-Incentive Fee Return for the Current Quarter (as defined below) and the eleven quarters preceding the Current Quarter, less

(ii)	the cumulative Per Share Incentive Fees accrued and/or payable for the eleven calendar quarters preceding the Current Quarter multiplied by the weighted average number of shares of common stock of the Company outstanding during the calendar quarter for which the Subordinated Incentive Fee on Income is being calculated (the “Current Quarter”).

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For the foregoing purpose, the “Per Share Pre-Incentive Fee Return” for any calendar quarter is an amount equal to:

(i)	the sum of the Pre-Incentive Fee Net Investment Income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company for the for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, Base Management Fees for the calendar quarter, divided by

(ii)	the weighted average number of shares of common stock of the Company outstanding during such calendar quarter.

For the foregoing purpose, the “Per Share Incentive Fee” for any calendar quarter is equal to:

(i)	the Incentive Fee accrued and/or payable for such calendar quarter, divided by

(ii)	the weighted average number of shares of common stock of the Company outstanding during such calendar quarter.

If the Incentive Fee Cap is zero or a negative value, the Company shall pay no Subordinated Incentive Fee on Income to the Adviser for the Current Quarter.

If the Incentive Fee Cap is a positive value but is less than the Subordinated Incentive Fee on Income calculated in accordance with Section 3(b)(i) above, the Company shall pay the Adviser the Incentive Fee Cap for the Current Quarter.

If the Incentive Fee Cap is equal to or greater than the Subordinated Incentive Fee on Income calculated in accordance with Section 3(b)(i) above, the Company shall pay the Adviser the Subordinated Incentive Fee on Income for the Current Quarter.

(ii) The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement). This fee shall equal 10.0% of the Company’s incentive fee capital gains, which shall equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less 50% of the aggregate amount of any previously paid capital gain incentive fees.

4.	Covenants of the Adviser.

The Adviser is registered as an investment adviser under the Advisers Act and covenants that it will maintain such registration. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Brokerage Commissions.

The Adviser, in coordination with the Co-Adviser, is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser, in coordination with the Co-Adviser, determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s and Co-Adviser’s duty to seek the best execution on behalf of the Company.

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6.	Other Activities of the Adviser.

The services provided by the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification.

The Adviser and any Sub-Adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the Investment Company Act) and any other person or entity affiliated with, or acting on behalf of, the Adviser or Sub-Adviser) (each, an “Indemnified Party” and, collectively, the “Indemnified Parties”), shall not be liable to the Company for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Articles, the laws of the State of Maryland, the Investment Company Act or other applicable law. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any Losses to the Company or its stockholders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff

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thereunder). In addition, notwithstanding any of the foregoing to the contrary, the provisions of this Section 8 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 8 to the fullest extent permitted by law.

9.	Duration and Termination of Agreement.

(a) Term. This Agreement shall remain in effect for two (2) years commencing on the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice (i) by the Company to the Adviser, (x) upon vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the Investment Company Act), or (y) by the vote of the Board, or (ii) by the Adviser to the Company. This Agreement shall automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act), or (y) the effectiveness of an Investment Advisory Agreement by and between the Company and FS/KKR Advisor, LLC. Further, notwithstanding the termination or nonrenewal of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or nonrenewal, the provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof.

(c) Payments to and Duties of Adviser Upon Termination.

(i) After the termination of this Agreement, the Adviser shall not be entitled to compensation or reimbursement for further services provided hereunder, except that it shall be entitled to receive from the Company within thirty (30) days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii) The Adviser shall promptly upon termination:

(A) Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B) Deliver to the Board all assets and documents of the Company then in custody of the Adviser; and

(C) Cooperate with the Company to provide an orderly management transition.

10.	Proxy Voting.

The Adviser, in coordination with the Co-Adviser, will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the Company, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

11.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

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12.	Amendments.

This Agreement may be amended by mutual consent but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

13.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

14.	Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

15.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

16.	Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Section 8) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

17.	Survival.

The provisions of Sections 8, 9(b), 9(c), 13, 16 and this Section 17 shall survive termination of this Agreement.

18.	Insurance.

Subject to the requirements of Rule 17d-1(d)(7) under the Investment Company Act, the Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser, Co-Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser, Co-Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Company shall provide the Adviser, Co-Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing

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provisions of this Section 17 notwithstanding, the Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the Investment Company Act) of the Board.

19.	Brand Usage

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “KKR” and the “KKR” design (collectively, the “Brand”). In connection with the Company’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the Company may state in such materials that investment advisory services are being provided by the Adviser to the Company under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the Company for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the Company shall submit all proposed uses to the Adviser for prior written approval solely to the extent the Company’s use of the Brand or any combination or derivation thereof has materially changed from the Company’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section 19 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The Company agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Company’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the Company’s ownership rights of the works within which the Brand shall be used.

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FS INVESTMENT CORPORATION

By:
Name:
Title:

KKR CREDIT ADVISORS (US) LLC

By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

EXHIBIT C

INVESTMENT ADVISORY

AGREEMENT

BETWEEN

FS INVESTMENT CORPORATION

AND

FS/KKR ADVISOR, LLC

This Investment Advisory Agreement (this “Agreement”) made this [●] day of [●], 2018, by and between FS INVESTMENT CORPORATION, a Maryland corporation (the “Company”), and FS/KKR ADVISOR, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is a newly organized investment adviser that intends to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services (the “Investment Advisory Services”) to the Company on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a) Retention of the Adviser. The Company hereby appoints the Adviser to act as an investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, in accordance with:

(i) the investment objectives, policies and restrictions that are set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii) all other applicable federal and state laws, rules and regulations, and the Company’s articles of amendment and restatement (as may be amended from time to time, the “Articles”) and bylaws (as may be amended from time to time); and

(iii) such investment policies, directives and regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing.

(b) Responsibilities of the Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii) identify, evaluate and negotiate the structure of the investments made by the Company;

(iii) execute, monitor and service the Company’s investments;

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(iv) place orders with respect to, and arrange for, any investment by the Company;

(v) determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi) perform due diligence on prospective portfolio companies; and

(vii) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers (as defined below)), and the Adviser hereby accepts, the power and authority to act on behalf of the Company to effectuate investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser shall seek to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Adviser to make investments on behalf of the Company through one or more special purpose vehicles, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicles and to make such investments through such special purpose vehicles in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement, including the authority to provide, on behalf of the Company, significant managerial assistance to the Company’s portfolio companies to the extent required by the Investment Company Act or otherwise deemed appropriate by the Adviser.

(d) Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e) Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers or other service providers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and the Company. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii) Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including, without limitation, the requirements relating to the Board and Company stockholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

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(f) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g) Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act or the Advisers Act, as applicable, any books and records relevant to the provision of the Investment Advisory Services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law.

2.	Expenses Payable by the Adviser.

All personnel of the Adviser, when and to the extent engaged in providing the Investment Advisory Services herein, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Company.

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser herein, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the Company.

(a) Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 1.50% of the Company’s average weekly gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser shall determine.

(b) Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to a quarterly hurdle rate expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed calendar quarter, of 1.75% (7.0% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as

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commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under that certain Administration Agreement, dated as of [●], 2018, as the same may be amended from time to time, whereby the Adviser provides administrative services necessary for the operation of the Company, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A) No Subordinated Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

(B) 100% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) shall be payable to the Adviser. This portion of the Company’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 2.1875% (8.75% annualized) on net assets in any calendar quarter; and

(C) For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% (8.75% annualized) on net assets, the Subordinated Incentive Fee on Income shall equal 20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, as the Hurdle Rate and catch-up will have been achieved;

provided that, the Subordinated Incentive Fee on Income is subject to a cap (the “Incentive Fee Cap”).

The Incentive Fee Cap is an amount equal to:

(i)	20% of the Per Share Pre-Incentive Fee Return for the Current Quarter (as defined below) and the eleven quarters preceding the Current Quarter, less

(ii)	the cumulative Per Share Incentive Fees accrued and/or payable for the eleven calendar quarters preceding the Current Quarter.

multiplied by the weighted average number of shares of common stock of the Company outstanding during the calendar quarter for which the Subordinated Incentive Fee on Income is being calculated (the “Current Quarter”).

For the foregoing purpose, the “Per Share Pre-Incentive Fee Return” for any calendar quarter is an amount equal to:

(i)	the sum of the Pre-Incentive Fee Net Investment Income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company’s investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, Base Management Fees for the calendar quarter, divided by

(ii)	the weighted average number of shares of common stock of the Company outstanding during such calendar quarter.

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For the foregoing purpose, the “Per Share Incentive Fee” for any calendar quarter is equal to:

(i)	the Incentive Fee accrued and/or payable for such calendar quarter, divided by

(ii)	the weighted average number of shares of common stock of the Company outstanding during such calendar quarter.

If the Incentive Fee Cap is zero or a negative value, the Company shall pay no Subordinated Incentive Fee on Income to the Adviser for the Current Quarter.

If the Incentive Fee Cap is a positive value but is less than the Subordinated Incentive Fee on Income calculated in accordance with Section 3(b)(i) above, the Company shall pay the Adviser the Incentive Fee Cap for the Current Quarter.

If the Incentive Fee Cap is equal to or greater than the Subordinated Incentive Fee on Income calculated in accordance with Section 3(b)(i) above, the Company shall pay the Adviser the Subordinated Incentive Fee on Income for the Current Quarter.

(ii) The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement). This fee shall equal 20.0% of the Company’s incentive fee capital gains, which shall equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

4.	Covenants of the Adviser.

The Adviser is registered as an investment adviser under the Advisers Act and covenants that it will maintain such registration. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Company.

6.	Other Activities of the Adviser.

The services provided by the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a

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similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification.

The Adviser and any Sub-Adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the Investment Company Act) and any other person or entity affiliated with, or acting on behalf of, the Adviser or Sub-Adviser) (each, an “Indemnified Party” and, collectively, the “Indemnified Parties”), shall not be liable to the Company for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Articles, the laws of the State of Maryland, the Investment Company Act or other applicable law. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any Losses to the Company or its stockholders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). In addition, notwithstanding any of the foregoing to the contrary, the provisions of this Section 8 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 8 to the fullest extent permitted by law.

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9.	Duration and Termination of Agreement.

(a) Term. This Agreement shall remain in effect for two (2) years commencing on the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice (i) by the Company to the Adviser, (x) upon vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the Investment Company Act), or (y) by the vote of the Board, or (ii) by the Adviser to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). Further, notwithstanding the termination or nonrenewal of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or nonrenewal, the provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof.

(c) Payments to and Duties of Adviser Upon Termination.

(i) After the termination of this Agreement, the Adviser shall not be entitled to compensation or reimbursement for further services provided hereunder, except that it shall be entitled to receive from the Company within thirty (30) days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii) The Adviser shall promptly upon termination:

(A) Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B) Deliver to the Board all assets and documents of the Company then in custody of the Adviser; and

(C) Cooperate with the Company to provide an orderly management transition.

10.	Proxy Voting.

The Adviser will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the Company, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

11.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12.	Amendments.

This Agreement may be amended by mutual consent but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

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13.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

14.	Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

15.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

16.	Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Section 8) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

17.	Survival.

The provisions of Sections 8, 9(b), 9(c), 13, 16 and this Section 17 shall survive termination of this Agreement.

18.	Insurance.

Subject to the requirements of Rule 17d-1(d)(7) under the Investment Company Act, the Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Company shall provide the Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 18 notwithstanding, the Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the Investment Company Act) of the Board.

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19.	Brand Usage

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “FS/KKR Advisor” and the “FS/KKR Advisor” design (collectively, the “Brand”). In connection with the Company’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the Company may state in such materials that investment advisory services are being provided by the Adviser to the Company under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the Company for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the Company shall submit all proposed uses to the Adviser for prior written approval solely to the extent the Company’s use of the Brand or any combination or derivation thereof has materially changed from the Company’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section 19 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The Company agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Company’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the Company’s ownership rights of the works within which the Brand shall be used.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FS INVESTMENT CORPORATION

By:
Name:
Title:

FS/KKR ADVISOR, LLC

By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

FS INVESTMENT CORPORATION 201 ROUSE BOULEVARD PHILADELPHIA, PA 19112

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

GENERAL QUESTIONS

833-VOTE-FSI

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

FS INVESTMENT CORPORATION

The Board of Directors recommends you vote FOR the following proposals:			For	Against	Abstain

1.     To approve a new investment advisory agreement, by and between the Company and FB Income Advisor, LLC (“FB Income Advisor”) (the “FB Income Advisor Investment Co-Advisory Agreement”), and a new investment advisory agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”) (the “KKR Investment Co-Advisory Agreement” and, together with the FB Income Advisor Investment Co-Advisory Agreement, the “Investment Co-Advisory Agreements”), pursuant to which FB Income Advisor and KKR Credit will act as investment co-advisers to the Company.

			☐	☐	☐

2.     To approve a new investment advisory agreement, by and between the Company and FS/KKR Advisor, LLC, a newly- formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. and KKR Credit (the “Joint Advisor”) (the “Joint Advisor Investment Advisory Agreement”), pursuant to which the Joint Advisor will act as investment adviser to the Company.

			☐	☐	☐

The Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would not be in effect simultaneously. The Company ultimately intends to receive investment advisory services from the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

FS INVESTMENT CORPORATION

Special Meeting of Stockholders

March 26, 2018

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael C. Forman and Stephen S. Sypherd, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the Special Meeting of stockholders of FS Investment Corporation, a Maryland corporation (the “Company”), to be held at 2:30 p.m., Eastern Time, on March 26, 2018, at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof (the “Special Meeting”), and vote as designated on the reverse side of this proxy card all of the shares of common stock, par value $0.001 per share, of the Company (“Shares”) held of record by the undersigned as of any applicable record date. The proxy statement and the accompanying materials are being mailed on or about January 25, 2018 to stockholders of record as of January 18, 2018 and are available at www.proxyvote.com. All properly executed proxies representing Shares received prior to the Special Meeting will be voted in accordance with the instructions marked thereon.

If no instructions are marked, the Shares will be voted (1) FOR the proposal to approve the investment advisory agreement by and between the Company and FB Income Advisor, and the investment advisory agreement by and between the Company and KKR Credit in Proposal 1, and (2) FOR the proposal to approve the investment advisory agreement by and between the Company and the Joint Advisor in Proposal 2. No other business will be presented at the Special Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to a proposal by attending the Special Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.

Continued and to be signed on reverse side